UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Jonathan Kreider
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2020

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Global Bond Fund
(Institutional Class and Investor Class)
Annual Report
December 31, 2020
On June 5, 2018 the Securities and Exchange Commission (“SEC”) adopted new rule 30e-3 under the Investment Company Act of 1940. Subject to conditions, new rule 30e-3 will provide certain registered investment companies with an optional method to satisfy their obligations to transmit shareholder reports by making such reports and other materials accessible at a website address specified in a notice to investors.
Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.greatwestfunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from your financial intermediary electronically by contacting your financial intermediary.
You may elect to receive all future reports in paper free of charge. You can contact (866) 345-5954 or make elections online at www.fundreports.com to let your financial intermediary know you wish to continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account.
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
The Fund’s sub-advisers are Franklin Advisers, Inc. (“Franklin”) and Mellon Investments Corporation (“Mellon”)
Fund Performance
For the twelve-month period ended December 31, 2020, the Fund (Investor Class shares) returned 5.33%, relative to a 10.11% return for the FTSE World Government Bond Index, the Fund’s benchmark index.
Franklin Commentary
The 2020 calendar year started optimistically, as a phase one trade deal between the U.S. and China appeared to bolster market sentiment, driving risk asset valuations higher in several markets across the globe. However, conditions changed radically and rapidly by late February, as the Covid-19 pandemic upended economies and financial markets around the world. Lockdown orders from governments trying to “flatten the curve” (i.e., stem the rate of infection) ultimately brought entire countries, regions and continents to an economic standstill in March and April. The speed and pervasiveness of the economic shocks were unprecedented. There is no historical comparison for the magnitude of aggregate demand that was destroyed, nor the magnitude of job losses in such a compressed timescale.
Risk aversion rapidly escalated to crisis levels and deepened throughout March, driving correlations to 1.0 across multiple asset classes as investors shed risk and moved into perceived safe havens. Credit markets experienced substantial price volatility, with the lower-rated credit tiers bearing the brunt of the selloffs. The U.S. Federal Reserve (“Fed”) responded quickly to the deepening crisis with two emergency rate cuts in March, the second of which dropped the federal funds target rate 100 basis points (“bps”) to the zero bound that was used during the 2008 global financial crisis (“GFC”). The Fed also cut reserve requirements and encouraged financial institutions to borrow directly from the discount window.
Growing liquidity strains throughout financial markets in March prompted the Fed to restart liquidity programs that had been created during the GFC, such as the Commercial Paper Funding Facility and the Primary Dealer Credit Facility. On March 23, the Fed took its financial market interventions beyond the scope of the GFC programs by creating corporate lending programs and announcing its intentions to support lending to small- and medium-sized businesses through the newly created Main Street Business Lending Program. The Fed also pledged to buy unlimited government bonds, abandoning the previous quantitative easing (“QE”) targets it had announced a week earlier on March 15. The heightened demand for U.S. dollars (“USD”) around the world also led the Fed to expand its liquidity swaps program with foreign central banks beyond the five banks in its standing facility.
On the U.S. fiscal side, Congress passed the CARES Act (Coronavirus Aid, Relief, and Economic Security) on March 27, a $2.2 trillion USD fiscal relief program designed to provide loans to businesses, income support and unemployment benefits to individuals, and funding for hospitals and public health services. It was the largest economic relief bill in U.S. history.
In Europe, the European Central Bank (“ECB”) unveiled the €750 billion Pandemic Emergency Purchase Programme (“PEPP”) in an unscheduled mid-week announcement on March 18. ECB President Christine Lagarde commented that, “there are no limits to our commitment to the euro. We are determined to use the full potential of our tools, within our mandate.” PEPP appeared geared to support the more vulnerable states, as the program has unprecedented flexibility to buy a wide range of eligible securities, including Greek and Italian sovereign debt, as well as corporate commercial paper.
In the second quarter of 2020, global financial markets rebounded from the extreme lows in March, as extraordinary measures from central banks and governments appeared to improve market confidence. Additionally, regional economies began to incrementally reopen and the improving economic data appeared to bolster optimism that the worst of the economic shocks had passed. Risk assets rallied and credit spreads tightened in many sectors during the second quarter, returning to levels last seen in early March and late February. Those trends largely extended through July and August as strengthening economic activity and profound policy interventions continued to fuel rallies across global financial markets through much of the summer. However, many risk assets appeared detached from underlying economic fundamentals due to extraordinary monetary policies.
Risk assets eventually pulled back from their summer high points in September, as rising cases of Covid-19 appeared to concern investors, particularly as areas of Europe and Asia returned to various mobility restrictions. Developed market sovereign bond yields fluctuated during the summer months, rising on reflation expectations but dropping in September as broad risk aversion returned to global financial markets. Additionally, economic recoveries in many regions showed signs of leveling off in August and September, demonstrating that the improvements in the late spring and summer months were rebounds from the extreme low points in March and April, not trends that could be extrapolated through upcoming quarters.
In October, “risk-on” sentiment initially returned to global financial markets, with risk assets rallying during the first couple weeks of the month before broad risk aversion sharply returned, leading to significant price adjustments in various credit sectors during the second half of the month. Investors appeared concerned over resurgent waves of Covid-19 cases around the world. Market sentiments ultimately improved in November on apparent optimism over promising vaccine trials and prospects for a potential global economic recovery in 2021. Risk assets finished the final months of the year on broad-based rallies as initial vaccine distributions commenced.
However, market optimism in the fourth quarter ran in stark contrast to the worsening pandemic, as Covid-19 infections surged to record levels in areas of Europe, the U.S. and Latin America in the waning months of the year, with a highly contagious variant of the virus surfacing in dozens of countries. The harsh realities of a worldwide health crisis and deepening economic hardship continued to have profound consequences for lives and livelihoods around the world.
On the monetary and fiscal fronts, the Fed continued to maintain low rates as well as its emergency support programs from March through the end of the year, continuously reaffirming its commitment to use its "full range of tools to support the U.S. economy" at each policy meeting. In August, the Fed adjusted its 2.0% inflation target to a medium-term average that allows inflation to run above or below 2% for extended periods of time, implying that the Fed will allow the U.S. economy to run hot in upcoming years. In late December, the U.S. government passed a $900 billion USD support package that extended unemployment benefits until mid-March 2021 and provides one-time relief payments of $600 USD to most citizens. Additional fiscal stimulus appeared likely with the upcoming change in the U.S. government.
In Europe, the ECB kept monetary policy unchanged through the end of the year, with the main refinancing operations rate remaining at 0.0%, and the main deposit facility rate remaining at -0.5%. In

June, the ECB increased the size of the PEPP program to €1.35 trillion, and in December it raised it again to €1.85 trillion, extending it through at least March 2022. Headline inflation in the euro area dropped into deflationary territory in August and remained there through the end of the period, with year-over-year (“y/y”) headline Consumer Price Index (“CPI”) at -0.3% in November. The European Commission passed its €750 billion recovery fund in July, which was largely viewed by markets as a major step toward greater fiscal solidarity across the euro area. The United Kingdom and the European Union also settled on final terms for post-Brexit trade agreements in the last week of the year.
In Japan, Yoshihide Suga was confirmed as the new prime minister on September 16, following Shinzo Abe's resignation on August 28. Abe had been prime minister since December 2012. We expected political continuity in the near term, as Suga is an Abe loyalist who was often credited with pushing through many of Abe's critical domestic reforms. We expected extraordinary monetary accommodation to continue in the near term, given economic headwinds and the ongoing pandemic. However, we also expect questions over the sustainability of the current monetary path to be increasingly raised in the years ahead.
The Bank of Japan (“BOJ”) made no changes to its rates policy in 2020. Overnight interest rates remained at -0.1% and the yield target on the 10-year Japanese government bond remained at 0.0% throughout the period. In the second quarter, the BOJ removed QE caps and quadrupled the size of its corporate debt purchases. It also increasingly focused on ensuring businesses had ample access to capital through various loan programs, increasing its lending program to $1 trillion USD. However, despite the BOJ's efforts to drive inflation higher during the Abenomics era, deflationary pressures returned, with core inflation (National CPI ex fresh food) dropping to 0.4% y/y in August and falling further to -0.9% in November. The BOJ announced in December that it had launched a comprehensive review of its monetary framework, scheduled to arrive in March 2021. We continued to expect the Japanese yen to appreciate against the USD during the period, on stable rate differentials and Japan's strong external balance.
Nearly every country in the world declared some form of fiscal response to the economic crisis in 2020, with most countries pursuing programs that went beyond the measures they deployed during the GFC. Debt-to-gross domestic product (“GDP”) ratios have risen significantly in just about every country. On the monetary front, many central banks aggressively cut policy rates, with several indicating they intend to respond to ongoing economic adversity with additional accommodation as needed, pledging unlimited support to financial markets. During the twelve-month period Brazil cut rates by 250 bps to 2.00%, Colombia cut rates by 250 bps to 1.75%, Mexico cut rates by 300 bps to 4.25%, Indonesia cut rates by 125 bps to 3.75% and India cut rates by 115 bps to 4.00%.
In markets, the yield on the 10-year U.S. Treasury (“UST”) note finished the period 100 bps lower, at 0.92%, ranging from a pre-pandemic high of 1.92% on January 1 to an all-time low of 0.51% on August 4. The UST yield curve notably steepened from early August through the end of December, with the spread between the three-month UST bill and the 10-year UST note rising from 40 bps to 83 bps on mounting debt issuance and rising reflation expectations.
In Europe, the yield on the 10-year German Bund finished the year 38 bps lower at -0.57%, ranging from a pre-pandemic high of -0.19% on January 13 to an all-time low of -0.86% on March 9, during peak financial market shocks. Expanding monetary accommodation, political challenges to disbursing fiscal stimulus measures and persistent deflationary pressures kept yields suppressed across much of core Europe through the end of the year. Sovereign bond yields also declined in several countries on ongoing monetary accommodation during the year, notably including much of Latin America and Asia, particularly Brazil, Mexico, Indonesia and India.
In currency markets, the USD initially strengthened in March on tremendous demand for USD during the financial market shocks, but then entered a broad-based weakening pattern in mid-May that largely persisted through the end of December. Many developed market and emerging market currencies alike strengthened against the USD over the final seven months of the year. In credit markets, spreads widened substantially during peak financial market volatility in February and March, but progressively tightened from April through December, with several sovereign and corporate sectors finishing the year at pre-pandemic levels.
During the reporting period, we continued to maintain low portfolio duration. We are significantly underweight developed market duration, preferring to hold short- to intermediate-term USTs, while holding no exposure to the long end of the curve. We hold no duration exposure in the eurozone. Instead, we continue to emphasize select local-currency bonds outside of the major developed markets, in countries that we view as having resilient fundamentals and attractive risk-adjusted yields. We are holding various unhedged local-currency positions, notably in South Korea, Indonesia, India, Ghana and Colombia. We also hold fully hedged local-currency positions in Mexico and Brazil. We are also focusing on value opportunities in specific currencies, focusing on countries with surplus economies, notably in northern Europe, Japan and other areas of Asia. We have notable long exposures in the Norwegian krone and Swedish krona against the euro, and in the Japanese yen and Chinese yuan against the USD. We also continue to broadly avoid credit sectors, which remain overvalued and vulnerable to ongoing economic damage, in our view. Nonetheless, we have become increasingly constructive in various areas of the global fixed income markets, notably in areas of Asia, as we expect vaccine distributions to improve economic activity in the second half of 2021.
The Franklin sub-advised portion of the Fund’s negative absolute performance was primarily due to currency positions. Interest rate strategies and sovereign credit exposures had largely neutral effects on absolute results. Among currencies, positions in Latin America (the Brazilian real and Argentine peso) and Asia ex Japan detracted from absolute performance. The net-negative positions in the euro and the Australian dollar also detracted from absolute results, as did tactical positioning (negative) in the Mexican peso. However, its net-positive positions in the Japanese yen and the Swiss franc contributed to absolute performance, as did positions in northern European currencies (the Swedish krona). The portion of the Fund sub-advised by Franklin maintained a defensive approach regarding interest rates in developed markets, while holding duration exposures in select emerging markets. Select duration exposures in Latin America (Argentina and Mexico) and Asia ex Japan (India) contributed to absolute results, while negative duration exposure to USTs during the first quarter detracted.
On a relative basis, the Franklin sub-advised portion of the Fund underperformed its benchmark index primarily due to currency positions, followed by interest rate strategies. Sovereign credit exposures had a largely neutral effect on relative results. Among currencies, the underweighted positions in the euro, the Australian dollar and the Mexican peso detracted from relative performance. Overweighted currency positions in Latin America (the Brazilian real and Argentine peso) and Asia ex Japan also detracted from relative results. However, overweighted positions in northern European currencies (the Swedish krona) contributed to relative performance, as did the overweighted positions in the Japanese yen and the

Swiss franc. Underweighted duration exposure in the United States detracted from relative results, as did select underweighted duration exposures in Europe. However, select overweighted duration exposures in Latin America (Argentina and Mexico) and Asia ex Japan (India) contributed to relative performance.
Mellon Commentary
Attribution Commentary: 2020 was a year unlike any other, complete with wildfires, hurricanes and widespread social unrest. A new U.S. president was elected, and the U.K. took its final steps to leave the European Union officially. But what defined the year was undoubtedly the coronavirus pandemic, which almost overnight changed how we lived our daily lives. Furthermore, its impact on global markets and economies cannot be understated; the pandemic gave us a stock market crash, record-setting highs and everything in between. What will 2021 bring? Only time will tell, but there seems to be a general sense of optimism around a post-vaccine recovery.
Developed fixed-income markets performed positively over the period. The Bloomberg Barclays Global Aggregate Unhedged Index rose by 9.20%, while the Bloomberg Barclays Global Aggregate Hedged Index returned 5.58%. The Bloomberg Barclays Global Aggregate Ex U.S. (Unhedged) Index increased by 10.11%.
In the U.S., the year began with President Trump's impeachment trial and the discovery of the novel coronavirus and concluded with a vaccine for Covid-19. We witnessed an ongoing trade war between China and the U.S. and countrywide protests over police department reform. Amy Coney Barret was confirmed to the Supreme Court following Ruth Bader Ginsburg's death, and Joe Biden won the U.S. presidential election. Over the period markets hit record lows and highs. The Fed took unprecedented action to support the economy in response to the coronavirus pandemic. Following the massive stimulus measures, the Fed held interest rates steady for the remainder of the year. The USD ended the year down.
Among developed markets, Europe saw Britain's exit from the European Union and the coronavirus's rapid spread throughout the region. The proliferation of the virus resulted in nationwide lockdowns and travel bans in several European countries. Some briefly lifted restrictions as infection numbers decreased, but a new coronavirus strain discovered in the U.K. led to renewed lockdowns by the end of the year. The ECB introduced a bond-buying program at the pandemic's onset to pacify fears and support the economy. The program continued throughout the year and was expanded by 500 million euros (“EUR”) in December. The ECB held interest rates steady throughout the period. In Japan, Yoshihide Suga became Prime Minister, replacing its longest serving leader, Shinzo Abe. The Bank of Japan kept rates steady during the period and followed the U.S. and other central banks' lead by expanding its purchases of stocks and bonds to boost its economy. Finally, U.K. annual inflation fluctuated slightly but remained below the Bank of England's 2.0% target.
Emerging markets outperformed for most of 2020 following a rocky first quarter. Emerging markets countries experienced significant surges in Covid-19 cases, with India and Brazil reporting the highest numbers of infections and deaths. In China, where the coronavirus originated, a strict countrywide lockdown followed by robust manufacturing sector activity led to a rapid economic recovery. During the year, the Chinese government passed controversial legislation, further exerting its influence over Hong Kong. Lastly, a long-standing border dispute between China and India remained tense for most of the period. The Caixin/Markit manufacturing purchasing managers’ index finished the year falling to 53.0.

Commodities declined 9.68% as measured by the Thomson Reuters CoreCommodity CRB Index. It was a tumultuous 2020 for the petroleum industry, which endured oil price and oil demand fluctuation throughout the year. Although there were a series of rebounds throughout the period, continually rising Covid-19 cases and the resulting lockdowns led to perpetual weak global oil consumption. Finally, gold prices rose substantially in the first half of the year as investors sought a safe-haven investment in the wake of the pandemic. After reaching record highs in August, demand for the precious metal waned, and the price dipped. However, gold finished the year in positive territory, thanks in part to a weaker USD.
Falling yields across developed sovereign bond markets helped deliver positive total returns for the benchmark index and Mellon sub-advised portion of the Fund as the Covid-19 pandemic caused an initial flight to quality trade and subsequent central bank actions kept yields low through the balance of the year.
Portfolio outperformance largely came from asset allocation and yield curve offset in part by a negative contribution from local market allocation. Asset allocation was the most significant contributor to our excess return as our overweight positioning in investment-grade corporates in the U.S. and Euro region and high-yield corporates in the U.S. benefited from tightening yield spreads during the year. The Covid-19 pandemic induced sell off in risk in March created considerable opportunity in areas of the fixed-income market not least within corporate credit.
Out-of-benchmark exposure to investment-grade and high-yield corporate credit was increased from the end of March as corporate spreads ballooned from ~98 bps at the start of the year to 266 bps by the end of the first quarter. The portfolio’s allocation to investment-grade corporates was increased to ~24% - primarily through USD corporates but also including allocation to EUR denominated corporate credit. Exposure to high-yield corporates was also increased to around ~3.3%. The allocation to investment-grade corporates was reduced towards the end of the year as credit spreads reached fair value, ending the fourth quarter at 100 bps or barely 2 bps higher than where they had started the year. Portfolio exposure to investment-grade corporates had been reduced to ~13.6% by this time.
Exposure to emerging markets was increased towards the end of the year as risk was reallocated from investment-grade credit as the latter looked fully valued. Emerging markets exposure increased from ~7% at the end of August to ~14.2% by year end. Over that period the JP Morgan EMBI Global Index spread narrowed from 385 bps to 323 bps. Exposure to securitized debt was reduced during the year from ~15.7% at the beginning of January to around 11.1% by the end of the first quarter and maintained close to that level for the remainder of the year.
Positioning within USD and EUR markets were the primary contributors to outperformance from yield curve for 2020 notwithstanding that local market allocation to both were detractors. Local market allocation to Japan and New Zealand both proved accretive but only partially offset the negative impact from market allocation to USD and EUR markets and together with allocation to the British pound left overall attribution from local market allocation negative for the full year.
Market Outlook: As we close the book on 2020 and turn towards 2021, the global economy is finding its footing. While the virus continues to spread rapidly across the United States and Europe rings in the New Year with a return to lockdowns, the end of the pandemic is in sight with the rollout of multiple vaccines across the globe. Asian economies, which have done a more effective job of containing the virus, are being pulled higher by the Chinese economy’s solid performance. Unencumbered by rolling lockdowns, these economies can reap the full benefit of loose global financial conditions and counter-cyclical fiscal policy. Economic activity in the U.S. and Europe will likely remain disrupted in the first quarter of 2021 from the pandemic disruptions and a fiscal pothole from the temporary interruption of economic stimulus. Entering the spring months, however, we believe a vigorous rebound should take hold. In the U.K., after much negotiation, the terms of Brexit have largely been finalized. Addressing the uncertainty around the U.K.’s future status should provide a tailwind for the British and European economies, in our view. Still, the practical impact of the separation remains to be seen.
In the United States, economic activity remains heavily distorted by the ongoing spread of Covid-19 and a patchwork of local and regional mitigation efforts. Unfortunately, this state-by-state approach has proven as ineffective in arresting the spread of the virus as it has been in preventing economic damage. The recently passed fiscal stimulus will provide considerable support to national disposable income and should prevent consumption from dropping dramatically in the early months of 2021. This stimulus, combined with ongoing monetary policy support, should provide a “bridge” to the second quarter when rising vaccination rates will see the economy reopen organically. We expect a robust rebound in growth starting this spring to drive 2021 growth well above potential. The level of national GDP is likely to remain somewhat below its pre-Covid peak until next year. With inflation low and few signs of underlying pressure on wages, the Fed will almost surely maintain its current accommodative stance for the foreseeable future. This accommodation and waning safe-haven demands should impart steady downward pressure on the dollar over the medium-term.
In Europe, the near-term outlook is discouraging on the back of strict lockdowns across the continent. These measures will help reduce the impact on stretched hospital systems at the cost of hobbling first quarter economic performance. While the details are different and the magnitude more pronounced, Europe is likely to follow an economic trajectory similar to that of the U.S. Given generous wage replacement programs in place, a vigorous rebound in consumer spending should drive growth in the spring and early summer. Unfortunately, even this robust rebound is unlikely to see aggregate economic activity exceed its pre-Covid peak before 2022. With the terms of the U.K./Europe divorce mostly finalized, the coming months will see growing pains on both sides of the Channel as the U.K. and European businesses adjust to the “new normal”. The medium-term impact of Brexit is difficult to determine but the proximate costs of dismantling established trading relationships will be significant.
In Asia, economic activity continues to rebound smartly as the region reaps the rewards of its well-executed Covid-19 response. Solid Chinese growth has driven the recovery in local trading partners, leading to general outperformance of Asian economies. Looking forward, while economic momentum has begun to wane with the Chinese credit impulse peaking and the yuan strengthening, we expect growth to remain solid over the coming months. However, this strength will depend on a smooth transition to internal consumption as a driver of activity. Inflation in China and the region-at-large remains well-contained, with few, if any, signs of sustainable upward pressure on prices. These inflation dynamics, combined with weakening (although still solid) leading indicators of activity, offer a limited scope for further policy normalization from the People’s Bank of China.
With a weaker health infrastructure and a greater reliance on the informal sector, Latin America’s economies have struggled significantly from the pandemic. The rebound in global trade and ample liquidity in financial centers buffers the shock, albeit incompletely.
The views and opinions in this report were current as of December 31, 2020 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000 (unaudited)
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2020 (unaudited)
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	5.72%	3.17%	1.76%
Investor Class	5.33%	2.79%	2.26%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.

Summary of Investments by Country as of December 31, 2020. (unaudited)
Country	Percentage of Fund Investments
United States	41.68%
Japan	10.65
Germany	6.35
Mexico	3.70
Australia	3.25
France	3.14
Spain	2.92
Italy	2.10
Canada	2.06
Singapore	1.98
United Kingdom	1.90
Belgium	1.60
Netherlands	1.56
Cayman Islands	1.51
South Korea	1.46
Indonesia	1.26
Russia	1.26
Chile	1.09
Norway	0.95
Luxembourg	0.87
South Africa	0.73
India	0.72
Ireland	0.60
Malaysia	0.55
Ukraine	0.48
Thailand	0.43
Argentina	0.37
Colombia	0.37
Philippines	0.36
Egypt	0.36
Romania	0.35
Serbia	0.26
United Arab Emirates	0.23
Finland	0.22
Ivory Coast	0.21
Senegal	0.21
Dominican Republic	0.21
Ghana	0.20
Other	0.20
Israel	0.17
Qatar	0.17
Croatia	0.16
Denmark	0.16
Hungary	0.15
Poland	0.15
Togo	0.13
Brazil	0.13
Austria	0.10
Peru	0.09
Venezuela	0.08
Uruguay	0.06
Saudi Arabia	0.05
Kazakhstan	0.05
Total	100.00%

Shareholder Expense Example (unaudited)
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 to December 31, 2020).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/20)	(12/31/20)	(07/01/20 – 12/31/20)
Institutional Class
Actual	$1,000.00	$1,065.20	$3.43
Hypothetical (5% return before expenses)	$1,000.00	$1,021.80	$3.35
Investor Class
Actual	$1,000.00	$1,062.50	$5.24
Hypothetical (5% return before expenses)	$1,000.00	$1,020.10	$5.13
* Expenses are equal to the Fund's annualized expense ratio of 0.66% for the Institutional Class shares and 1.01% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/366 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
ASSET-BACKED SECURITIES
Non-Agency — 5.05%
1,000,000	Bain Capital Credit Ltd(b)(c) Series 2020-3A Class A 1.64%, 10/23/2032 3-mo. LIBOR + 1.38%	$ 1,001,957
725,000	Ballyrock (b)(c) Series 2020-2A Class A1 1.53%, 10/20/2031 3-mo. LIBOR + 1.32%	726,515
850,000	BMW Canada Automobile Trust Series 2019-1 Class A3 CAD, 2.35%, 02/20/2024	680,788
987,782	CF Hippolyta LLC(b) Series 2020-1 Class A1 1.69%, 07/15/2060	1,006,176
972,500	CLI Funding VI LLC(b) Series 2020-3A Class A 2.07%, 10/18/2045	980,834
325,000	CNH Equipment Trust Series 2020-A Class A4 1.51%, 04/15/2027	334,740
	Dell Equipment Finance Trust(b)
	Series 2018-2 Class B
275,000	3.55%, 10/22/2023	279,442
	Series 2018-2 Class C
325,000	3.72%, 10/22/2023	331,753
975,000	E-Carat 11 PLC(c) GBP, 0.63%, 05/18/2028 1-mo. SONIA + 0.58%	1,332,770
550,000	Enterprise Fleet Financing LLC(b) Series 2019-3 Class A3 2.19%, 05/20/2025	571,965
	Ford Auto Securitization Trust(b)
	Series 2019-AA Class A2
458,918	CAD, 2.35%, 06/15/2023	364,038
	Series 2020-AA Class A3
975,000	CAD, 1.15%, 11/15/2025	767,247
875,000	Ford Credit Auto Owner Trust(b) Series 2020-2 Class A 1.06%, 04/15/2033	883,382
	GM Financial Automobile Leasing Trust
	Series 2018-3 Class C
400,000	3.70%, 07/20/2022	401,724
	Series 2019-2 Class C
1,100,000	3.12%, 03/20/2023	1,121,549
800,000	GMF Canada Leasing Trust(b) Series 2020-1A Class A3 CAD, 1.05%, 11/20/2025	629,498
450,000	Golden Credit Card Trust(b) Series 2018-4A Class A 3.44%, 08/15/2025	486,486
438,323	Invitation Homes Trust(b)(c) Series 2018-SFR4 Class A 1.25%, 01/17/2038 1-mo. LIBOR + 1.10%	441,588
Principal Amount(a)		Fair Value
Non-Agency — (continued)
600,000	Magnetite XVII Ltd(b)(c) Series 2016-17A Class AR 1.32%, 07/20/2031 3-mo. LIBOR + 1.10%	$ 598,578
675,000	Magnetite XXVIII Ltd(b)(c) Series 2020-28A Class A 1.49%, 10/25/2031 3-mo. LIBOR + 1.27%	676,212
750,000	Master Credit Card Trust II(b)(c) Series 2018-1A Class A 0.64%, 07/21/2024 1-mo. LIBOR + 0.49%	751,628
625,000	MBarc Credit Canada Inc(b) Series 2019-AA Class A3 CAD, 2.72%, 10/16/2023	496,637
975,000	OneMain Financial Issuance Trust(b) Series 2020-2A Class A 1.75%, 09/14/2035	992,477
840,000	Oscar US Funding X LLC(b) Series 2019-1A Class A4 3.27%, 05/11/2026	885,945
148,759	SCF Equipment Leasing LLC(b) Series 2019-1A Class A2 3.23%, 10/20/2024	149,226
	Silver Arrow Canada LP(b)
	Series 2018-1A Class A3
650,000	CAD, 3.17%, 08/15/2025	518,371
	Series 2019-1A Class A3
675,000	CAD, 2.40%, 08/15/2026	542,720
847,404	SpringCastle America Funding LLC(b) Series 2020-AA Class A 1.97%, 09/25/2037	853,594
850,000	Symphony XXIV Ltd(b)(c) Series 2020-24A Class A 1.42%, 01/23/2032 3-mo. LIBOR + 1.20%	850,440
550,000	Taconic Park Ltd(b)(c) Series 2016-1A Class A1R 1.22%, 01/20/2029 3-mo. LIBOR + 1.00%	547,371
	Tesla Auto Lease Trust(b)
	Series 2019-A Class B
1,000,000	2.41%, 12/20/2022	1,026,405
	Series 2020-A Class B
300,000	1.18%, 01/22/2024	303,937
	Tricon American Homes Trust(b)
	Series 2017-SFR2 Class A
1,477,700	2.93%, 01/17/2036	1,523,362
	Series 2019-SFR1 Class A
575,000	2.75%, 03/17/2038	604,436
1,019,171	Trinity Rail Leasing LLC(b) Series 2020-2A Class A1 1.83%, 11/19/2050	1,026,316
		24,690,107

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
U.S. Government Agency — 0.19%
310,000	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates Series 2017-SR01 Class A3 3.09%, 11/25/2027	$ 335,940
548,298	Federal National Mortgage Association Grantor Trust Series 2017-T1 Class A 2.90%, 06/25/2027	605,844
		941,784
TOTAL ASSET-BACKED SECURITIES — 5.24% (Cost $24,922,342)		$ 25,631,891
CORPORATE BONDS AND NOTES
Basic Materials — 0.70%
	Air Products & Chemicals Inc
125,000	1.50%, 10/15/2025	130,262
125,000	1.85%, 05/15/2027	132,360
	Anglo American Capital PLC
140,000	EUR, 1.63%, 09/18/2025	181,619
260,000	EUR, 1.63%, 03/11/2026	337,096
475,000	Corp Nacional del Cobre de Chile(b) 3.15%, 01/15/2051	477,684
200,000	Nutrien Ltd 1.90%, 05/13/2023	206,577
215,000	Sherwin-Williams Co 2.30%, 05/15/2030	224,399
190,000	Southern Copper Corp 5.88%, 04/23/2045	274,284
	Steel Dynamics Inc
140,000	2.40%, 06/15/2025	148,772
200,000	3.45%, 04/15/2030	226,279
175,000	3.25%, 01/15/2031	195,583
450,000	Suzano Austria GmbH 3.75%, 01/15/2031	477,450
167,000	Vale Overseas Ltd 6.25%, 08/10/2026	207,080
190,000	Yara International ASA(b) 3.15%, 06/04/2030	205,619
		3,425,064
Communications — 2.66%
	AT&T Inc
370,000	EUR, 0.25%, 03/04/2026	455,408
250,000	EUR, 2.05%, 05/19/2032	347,749
300,000	EUR, 1.80%, 09/14/2039	389,919
365,000	CCO Holdings LLC / CCO Holdings Capital Corp(b) 4.50%, 08/15/2030	387,356
70,000	CenturyLink Inc(b) 4.00%, 02/15/2027	72,275
460,000	CK Hutchison Group Telecom Finance SA EUR, 1.13%, 10/17/2028	590,260
Principal Amount(a)		Fair Value
Communications — (continued)
	Comcast Corp
300,000	3.70%, 04/15/2024	$ 330,014
450,000	2.65%, 02/01/2030	491,561
375,000	EUR, 0.75%, 02/20/2032	476,233
450,000	3.75%, 04/01/2040	540,695
470,000	Lamar Media Corp 3.75%, 02/15/2028	483,019
580,000	Level 3 Financing Inc(b) 4.25%, 07/01/2028	595,950
200,000	Millicom International Cellular SA(b) 4.50%, 04/27/2031	216,000
600,000	Orange SA EUR, (0.08%), 09/04/2026	736,140
680,000	Prosus NV(b) 3.83%, 02/08/2051	666,159
500,000	Sinclair Television Group Inc(b) 4.13%, 12/01/2030	512,065
650,000	Tencent Holdings Ltd(b) 2.39%, 06/03/2030	666,380
	T-Mobile USA Inc
525,000	3.50%, 04/15/2025(b)	580,115
500,000	3.75%, 04/15/2027(b)	569,400
600,000	4.75%, 02/01/2028	644,934
1,750,000	VEON Holdings BV(b) 3.38%, 11/25/2027	1,798,317
	Verizon Communications Inc
305,000	4.02%, 12/03/2029	361,750
275,000	3.15%, 03/22/2030	308,115
325,000	Vodafone Group PLC(d) EUR, 3.10%, 01/03/2079	411,515
375,000	VTR Comunicaciones SpA(b) 5.13%, 01/15/2028	399,375
		13,030,704
Consumer, Cyclical — 1.15%
200,000	CK Hutchison Europe Finance Ltd EUR, 1.25%, 04/13/2025	255,769
320,000	CK Hutchison Finance II Ltd EUR, 0.88%, 10/03/2024	401,537
665,000	Dollar General Corp 3.50%, 04/03/2030	763,004
525,000	Home Depot Inc 2.70%, 04/15/2030	585,644
	Lennar Corp
140,000	5.25%, 06/01/2026	165,900
460,000	4.75%, 11/29/2027	543,628
375,000	Marriott International Inc 5.75%, 05/01/2025	438,557
140,000	McDonald's Corp 3.60%, 07/01/2030	164,000
289,000	Nemak SAB de CV 4.75%, 01/23/2025	298,844
325,000	O'Reilly Automotive Inc 4.20%, 04/01/2030	391,306
355,000	Sands China Ltd(b) 4.38%, 06/18/2030	394,749
880,000	Starbucks Corp 2.55%, 11/15/2030	951,401

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Consumer, Cyclical — (continued)
260,000	Taylor Morrison Communities Inc(b) 5.13%, 08/01/2030	$ 291,200
		5,645,539
Consumer, Non-Cyclical — 2.89%
175,000	AbbVie Inc 2.95%, 11/21/2026	193,580
725,000	Amgen Inc 2.30%, 02/25/2031	772,799
825,000	Anheuser-Busch InBev Worldwide Inc 3.50%, 06/01/2030	955,144
	Centene Corp
505,000	3.38%, 02/15/2030	531,305
925,000	3.00%, 10/15/2030	980,408
225,000	Cigna Corp 3.40%, 09/17/2021	229,835
165,000	Constellation Brands Inc 2.88%, 05/01/2030	180,707
	CVS Health Corp
190,000	2.63%, 08/15/2024	203,565
400,000	3.88%, 07/20/2025	453,265
330,000	3.75%, 04/01/2030	383,847
200,000	Danaher Corp EUR, 2.50%, 03/30/2030	291,652
1,045,000	DaVita Inc(b) 3.75%, 02/15/2031	1,061,051
	DH Europe Finance II SARL
475,000	EUR, 0.20%, 03/18/2026	585,428
500,000	2.60%, 11/15/2029	546,545
576,000	DP World Salaam(d)(e) 6.00%, Perpetual	624,780
345,000	Elanco Animal Health Inc 5.90%, 08/28/2028	407,100
	Estee Lauder Cos Inc
35,000	2.00%, 12/01/2024	36,969
230,000	2.38%, 12/01/2029	249,271
	HCA Inc
120,000	5.88%, 02/01/2029	144,600
223,000	3.50%, 09/01/2030	236,831
	Keurig Dr Pepper Inc
225,000	3.55%, 05/25/2021	227,805
650,000	4.06%, 05/25/2023	706,193
	Kraft Heinz Foods Co
155,000	3.88%, 05/15/2027(b)	166,928
220,000	4.63%, 01/30/2029	251,621
130,000	4.25%, 03/01/2031(b)	144,879
115,000	4.88%, 10/01/2049(b)	133,949
	Medtronic Global Holdings SCA
150,000	EUR, 1.63%, 03/07/2031	208,600
375,000	EUR, 0.75%, 10/15/2032	479,899
300,000	Molina Healthcare Inc(b) 4.38%, 06/15/2028	315,750
	PayPal Holdings Inc
500,000	2.40%, 10/01/2024	534,225
375,000	2.30%, 06/01/2030	401,337
Principal Amount(a)		Fair Value
Consumer, Non-cyclical — (continued)
	Pfizer Inc
110,000	2.95%, 03/15/2024	$ 118,653
105,000	3.45%, 03/15/2029	122,664
275,000	Takeda Pharmaceutical Co Ltd EUR, 2.00%, 07/09/2040	381,372
350,000	United Rentals North America Inc 4.00%, 07/15/2030	368,375
	UnitedHealth Group Inc
325,000	2.38%, 08/15/2024	346,259
160,000	2.88%, 08/15/2029	181,776
		14,158,967
Energy — 2.56%
325,000	Abu Dhabi Crude Oil Pipeline LLC(b) 4.60%, 11/02/2047	403,618
650,000	Cameron LNG LLC(b) 2.90%, 07/15/2031	711,414
365,000	Cheniere Corpus Christi Holdings LLC 3.70%, 11/15/2029	406,145
500,000	Cheniere Energy Inc(b) 4.63%, 10/15/2028	525,000
135,000	CNX Resources Corp(b) 6.00%, 01/15/2029	138,305
	Diamondback Energy Inc
525,000	2.88%, 12/01/2024	551,757
250,000	5.38%, 05/31/2025	260,249
	Energy Transfer Operating LP
625,000	3.60%, 02/01/2023	654,733
150,000	4.50%, 04/15/2024	164,029
190,000	5.25%, 04/15/2029	221,737
500,000	Enterprise Products Operating LLC 2.80%, 01/31/2030	541,626
675,000	EQT Corp 3.00%, 10/01/2022	680,062
575,000	Equinor ASA 3.25%, 11/18/2049	637,816
343,000	Genesis Energy LP / Genesis Energy Finance Corp 7.75%, 02/01/2028	328,423
825,000	Occidental Petroleum Corp 8.88%, 07/15/2030	968,344
975,000	Petroleos Mexicanos 6.84%, 01/23/2030	1,020,610
1,025,000	Petronas Capital Ltd(b) 4.55%, 04/21/2050	1,368,078
400,000	Pioneer Natural Resources Co 1.90%, 08/15/2030	396,005
390,000	Plains All American Pipeline LP / PAA Finance Corp 3.55%, 12/15/2029	407,934
240,000	Saudi Arabian Oil Co(b) 1.63%, 11/24/2025	245,879
975,000	Sinopec Group Overseas Development 2018 Ltd(b) 2.50%, 08/08/2024	1,010,693

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Energy — (continued)
	Western Midstream Operating LP
135,000	4.10%, 02/01/2025	$ 139,127
290,000	4.65%, 07/01/2026	304,323
385,000	5.05%, 02/01/2030	428,313
		12,514,220
Financial — 7.11%
	AerCap Ireland Capital Designated Activity Co / AerCap Global Aviation Trust
300,000	2.88%, 08/14/2024	311,911
375,000	6.50%, 07/15/2025	448,208
150,000	4.45%, 10/01/2025	167,104
575,000	Air Lease Corp 2.88%, 01/15/2026	608,292
600,000	Ally Financial Inc 5.75%, 11/20/2025	698,402
600,000	American Express Co 2.50%, 07/30/2024	640,546
375,000	American Tower Corp REIT 2.40%, 03/15/2025	398,672
450,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santander(b) 5.38%, 04/17/2025	516,987
500,000	Banco Santander SA EUR, 0.88%, 05/09/2031	680,278
525,000	Berkshire Hathaway Inc EUR, (0.12%), 03/12/2025	644,678
1,200,000	Citizens Bank NA 2.25%, 04/28/2025	1,273,035
400,000	Credit Agricole Home Loan SFH SA EUR, 1.25%, 03/24/2031	562,721
545,000	Credit Agricole SA 3.25%, 01/14/2030	597,669
475,000	Crown Castle International Corp REIT 3.30%, 07/01/2030	531,373
	CyrusOne LP / CyrusOne Finance Corp REIT
100,000	2.90%, 11/15/2024	106,761
225,000	EUR, 1.45%, 01/22/2027	277,932
250,000	3.45%, 11/15/2029	268,933
200,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022	210,000
1,200,000	Equinix Inc REIT 1.00%, 09/15/2025	1,203,064
250,000	First Republic Bank(c) 1.91%, 02/12/2024 1-yr. SOFR + 0.62%	257,242
164,000	GLP Capital LP / GLP Financing II Inc REIT 5.38%, 04/15/2026	188,218
	Healthcare Trust of America Holdings LP REIT
230,000	3.50%, 08/01/2026	260,401
Principal Amount(a)		Fair Value
Financial — (continued)
260,000	3.10%, 02/15/2030	$ 283,860
725,000	HSBC Holdings PLC 4.95%, 03/31/2030	907,070
875,000	Icahn Enterprises LP / Icahn Enterprises Finance Corp 5.25%, 05/15/2027	938,000
	ING Groep NV(d)
300,000	EUR, 3.00%, 04/11/2028	387,873
200,000	EUR, 2.00%, 03/22/2030	258,569
240,000	Jackson National Life Global Funding(b) 3.30%, 02/01/2022	247,613
	JPMorgan Chase & Co(c)
775,000	4.49%, 03/24/2031 1-yr. SOFR + 3.79%	952,857
475,000	2.96%, 05/13/2031 1-yr. SOFR + 2.52%	520,712
625,000	KeyCorp 2.25%, 04/06/2027	668,924
200,000	Korea Development Bank 3.00%, 03/19/2022	205,982
1,070,000	Kreditanstalt fuer Wiederaufbau EUR, 0.38%, 04/23/2030	1,404,279
285,000	Marsh & McLennan Cos Inc EUR, 1.98%, 03/21/2030	397,483
	Mastercard Inc
150,000	3.30%, 03/26/2027	171,066
450,000	3.35%, 03/26/2030	524,999
295,000	MDGH - GMTN BV 2.50%, 11/07/2024	311,579
760,000	MetLife Inc 4.55%, 03/23/2030	948,795
	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc REIT
220,000	5.75%, 02/01/2027	246,811
836,000	3.88%, 02/15/2029(b)	854,810
840,000	Natwest Group PLC 3.88%, 09/12/2023	911,369
600,000	PNC Bank NA(c) 2.23%, 07/22/2022 3-mo. LIBOR + 0.44%	606,396
425,000	Pricoa Global Funding I(b) 2.40%, 09/23/2024	451,043
	Prologis LP REIT
100,000	2.13%, 04/15/2027	107,262
325,000	2.25%, 04/15/2030	348,068
450,000	PTT Treasury Center Co Ltd(b) 3.70%, 07/16/2070	466,673
1,700,000	Quicken Loans LLC / Quicken Loans Co-Issuer Inc(b) 3.63%, 03/01/2029	1,734,000
625,000	Royal Bank of Canada 2.55%, 07/16/2024	668,233
	SBA Tower Trust REIT(b)
600,000	2.84%, 01/15/2025	638,810
840,000	1.88%, 01/15/2026	864,525
250,000	SLM Corp 4.20%, 10/29/2025	264,063

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Financial — (continued)
	Spirit Realty LP REIT
335,000	4.00%, 07/15/2029	$ 376,997
565,000	3.20%, 02/15/2031	600,063
	Temasek Financial I Ltd
850,000	EUR, 1.25%, 11/20/2049	1,221,625
900,000	2.50%, 10/06/2070(b)	903,926
725,000	Truist Financial Corp 2.50%, 08/01/2024	772,064
600,000	US Bancorp 2.40%, 07/30/2024	639,492
551,000	VICI Properties LP / VICI Note Co Inc REIT(b) 3.50%, 02/15/2025	563,549
	Visa Inc
950,000	1.90%, 04/15/2027	1,010,788
250,000	2.05%, 04/15/2030	267,239
	WPC Eurobond BV REIT
100,000	EUR, 2.13%, 04/15/2027	132,978
135,000	EUR, 1.35%, 04/15/2028	171,541
		34,804,413
Industrial — 0.69%
550,000	Berry Global Inc(b) 1.57%, 01/15/2026	554,763
	Carrier Global Corp
450,000	2.49%, 02/15/2027	485,380
150,000	2.72%, 02/15/2030	160,139
600,000	Crown Americas LLC / Crown Americas Capital Corp VI 4.75%, 02/01/2026	622,500
750,000	General Electric Co(c)(e) 5.00%, Perpetual 3-mo. LIBOR + 3.33%	695,445
260,000	Republic Services Inc 2.50%, 08/15/2024	277,603
460,000	Rolls-Royce PLC EUR, 2.13%, 06/18/2021	563,361
		3,359,191
Technology — 0.30%
325,000	Dell International LLC / EMC Corp(b) 6.02%, 06/15/2026	396,735
325,000	Fidelity National Information Services Inc EUR, 1.50%, 05/21/2027	427,905
625,000	Hewlett Packard Enterprise Co 2.25%, 04/01/2023	647,736
		1,472,376
Utilities — 0.70%
205,000	Edison International 4.13%, 03/15/2028	228,490
450,000	EDP Finance BV EUR, 0.38%, 09/16/2026	558,002
575,000	Enel Finance International NV EUR, 0.38%, 06/17/2027	715,500
Principal Amount(a)		Fair Value
Utilities — (continued)
200,000	Infraestructura Energetica Nova SAB de CV 4.88%, 01/14/2048	$ 222,750
	Perusahaan Listrik Negara PT
590,000	3.00%, 06/30/2030	610,732
370,000	EUR, 1.88%, 11/05/2031	442,832
600,000	Southern California Edison Co 2.85%, 08/01/2029	652,480
		3,430,786
TOTAL CORPORATE BONDS AND NOTES — 18.76% (Cost $84,153,896)		$ 91,841,260
FOREIGN GOVERNMENT BONDS AND NOTES
625,000	Abu Dhabi Government International Bond 2.50%, 09/30/2029	674,425
550,000	African Export-Import Bank 5.25%, 10/11/2023	601,458
	Argentina Treasury Bond BONCER
15,976,700	ARS, 1.10%, 04/17/2021	111,651
6,254,000	ARS, 1.00%, 08/05/2021	43,740
104,232,826	ARS, 1.20%, 03/18/2022	723,777
476,300	ARS, 1.30%, 09/20/2022	3,137
36,768,862	ARS, 1.40%, 03/25/2023	240,136
35,388,870	ARS, 1.50%, 03/25/2024	207,987
	Argentine Bonos del Tesoro
13,350,000	ARS, 18.20%, 10/03/2021	75,982
19,210,486	ARS, 16.00%, 10/17/2023	59,015
25,248,000	ARS, 15.50%, 10/17/2026	54,248
	Australia Government Bond
4,350,000	AUD, 2.25%, 05/21/2028	3,732,392
10,450,000	AUD, 3.00%, 03/21/2047	9,922,348
550,000	Banque Ouest Africaine de Developpement 5.00%, 07/27/2027	611,523
2,700,000,000	Bonos de la Tesoreria de la Republica en pesos(b) CLP, 4.00%, 03/01/2023	4,132,274
3,215,000	Bonos del Tesoro Nacional en Pesos Badlar(c) ARS, 36.16%, 04/03/2022 BADLARPP + 2.00%	20,060
3,083 (f)	Brazil Notas do Tesouro Nacional Series F BRL, 10.00%, 01/01/2021	591,495
15,800,000	Bundesobligation EUR, (0.77%), 04/05/2024	19,791,065
4,600,000	Bundesrepublik Deutschland Bundesanleihe EUR, 4.75%, 07/04/2028	7,994,987
	Canadian Government Bond
2,850,000	CAD, 1.25%, 06/01/2030	2,356,842
850,000	CAD, 3.50%, 12/01/2045	1,009,456
	Colombian TES
1,189,000,000	COP, 7.00%, 05/04/2022	369,925
3,706,000,000	COP, 10.00%, 07/24/2024	1,317,537

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
360,000	Corp Andina de Fomento 3.25%, 02/11/2022	$ 369,619
500,000	Croatia Government International Bond EUR, 2.75%, 01/27/2030	729,980
2,300,000	Denmark Government Bond DKK, 4.50%, 11/15/2039	722,626
850,000	Dominican Republic International Bond(b) 4.88%, 09/23/2032	940,313
975,000	Egypt Government International Bond(b) 5.25%, 10/06/2025	1,035,645
1,030,000	European Investment Bank EUR, 0.63%, 01/22/2029	1,371,740
1,900,000	European Union EUR, 1.38%, 10/04/2029	2,708,776
750,000	Finland Government Bond(b) EUR, 0.50%, 09/15/2027	986,380
	French Republic Government Bond OAT
2,750,000	EUR, (0.70%), 03/25/2023	3,412,964
4,750,000	EUR, 0.25%, 11/25/2026	6,099,552
1,705,000	EUR, 2.00%, 05/25/2048(b)	3,034,986
400,000	Hungary Government International Bond 7.63%, 03/29/2041	708,460
	India Government Bond
101,400,000	INR, 8.15%, 06/11/2022	1,472,694
122,960,000	INR, 7.59%, 01/11/2026	1,855,015
	Indonesia Government International Bond
215,000	EUR, 3.75%, 06/14/2028	317,810
335,000	EUR, 1.40%, 10/30/2031	422,551
	Indonesia Treasury Bond
2,198,000,000	IDR, 7.00%, 05/15/2022	162,870
3,887,000,000	IDR, 12.90%, 06/15/2022	312,790
257,000,000	IDR, 10.25%, 07/15/2022	20,021
2,885,000,000	IDR, 5.63%, 05/15/2023	211,981
1,641,000,000	IDR, 8.38%, 03/15/2024	128,442
42,148,000,000	IDR, 6.50%, 06/15/2025	3,160,033
42,000,000	Inter-American Development Bank MXN, 7.50%, 12/05/2024	2,286,356
65,200,000	International Finance Corp RUB, 5.25%, 03/22/2022	894,850
1,375,000	Ireland Government Bond EUR, 1.00%, 05/15/2026	1,824,611
725,000	Israel Government International Bond 2.75%, 07/03/2030	799,342
	Italy Buoni Poliennali Del Tesoro
3,400,000	EUR, 1.35%, 04/15/2022	4,249,649
2,675,000	EUR, 2.70%, 03/01/2047(b)	4,237,452
875,000	Ivory Coast Government International Bond 6.13%, 06/15/2033	985,742
1,500,000	Japan Bank for International Cooperation 3.38%, 10/31/2023	1,626,383
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
665,600,000	Japan Government Five Year Bond JPY, 0.10%, 06/20/2021	$ 6,451,785
600,500,000	Japan Government Ten Year Bond JPY, 0.80%, 09/20/2023	5,961,266
201,300,000	Japan Government Thirty Year Bond JPY, 0.70%, 12/20/2048	1,996,156
	Japanese Government CPI Linked Bond(g)
1,248,700,000	JPY, 0.10%, 03/10/2027	12,307,178
321,400,000	JPY, 0.10%, 03/10/2028	3,134,721
	Kingdom of Belgium Government Bond(b)
1,025,000	EUR, 1.90%, 06/22/2038	1,663,706
1,830,000	EUR, 1.60%, 06/22/2047	2,979,898
7,267,800,000	Korea Treasury Bond KRW, 1.38%, 12/10/2029	6,494,398
4,300,000	Malaysia Government Bond MYR, 3.89%, 08/15/2029	1,175,664
	Mexican Bonos
428,960 (h)	MXN, 6.50%, 06/09/2022	2,219,266
426,460 (h)	MXN, 6.75%, 03/09/2023	2,247,865
341,910 (h)	MXN, 8.00%, 12/07/2023	1,885,329
475,000 (h)	MXN, 5.75%, 03/05/2026	2,494,481
950,000 (h)	MXN, 7.75%, 05/29/2031	5,609,008
1,625,000	Netherlands Government Bond(b) EUR, 0.75%, 07/15/2027	2,168,933
	Norway Government Bond(b)
16,471,000	NOK, 3.00%, 03/14/2024	2,075,931
7,541,000	NOK, 1.75%, 03/13/2025	921,710
4,472,000	NOK, 1.50%, 02/19/2026	543,031
375,000	Peruvian Government International Bond 2.78%, 01/23/2031	411,191
	Philippine Government International Bond
700,000	EUR, 0.12%, 02/03/2023	853,012
240,000	EUR, 0.88%, 05/17/2027	298,132
425,000	3.70%, 02/02/2042	492,102
675,000	Qatar Government International Bond(b) 3.75%, 04/16/2030	794,408
1,675,000	Queensland Treasury Corp(b) AUD, 1.75%, 07/20/2034	1,306,323
	Republic of Ghana Government Bonds
180,000	GHC, 24.75%, 03/01/2021	30,992
400,000	GHC, 16.50%, 03/22/2021	68,074
1,660,000	GHC, 16.25%, 05/17/2021	281,837
50,000	GHC, 24.50%, 06/21/2021	8,771
300,000	GHC, 24.75%, 07/19/2021	52,884
80,000	GHC, 18.75%, 01/24/2022	13,629
130,000	GHC, 18.25%, 07/25/2022	22,049
250,000	GHC, 17.60%, 11/28/2022	41,751
1,370,000	GHC, 16.50%, 02/06/2023	223,577
80,000	GHC, 19.00%, 09/18/2023	13,477
970,000	GHC, 19.75%, 03/25/2024	164,950

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Foreign Government Bonds and Notes — (continued)
1,125,000	Republic of Italy Government International Bond 2.88%, 10/17/2029	$ 1,184,701
525,000	Republic of Poland Government International Bond EUR, 1.13%, 08/07/2026	689,418
52,000,000	Republic of South Africa Government Bond ZAR, 8.00%, 01/31/2030	3,374,660
	Romanian Government International Bond(b)
350,000	EUR, 3.62%, 05/26/2030	509,883
1,000,000	4.00%, 02/14/2051	1,086,106
378,966,000	Russian Federal Bond RUB, 7.65%, 04/10/2030	5,786,251
875,000	Senegal Government International Bond 6.25%, 05/23/2033	981,094
	Serbia International Bond(b)
600,000	EUR, 3.13%, 05/15/2027	822,703
375,000	2.13%, 12/01/2030	370,613
8,175,000	Singapore Government Bond SGD, 2.63%, 05/01/2028	6,999,160
	Spain Government Bond(b)
1,825,000	EUR, 4.40%, 10/31/2023	2,544,562
2,175,000	EUR, 0.60%, 10/31/2029	2,812,968
800,000	EUR, 1.25%, 10/31/2030	1,091,950
3,435,000	EUR, 2.90%, 10/31/2046	6,284,023
39,940,000	Thailand Government Bond THB, 2.88%, 12/17/2028	1,517,021
	Ukraine Government International Bond
1,725,000	7.25%, 03/15/2033(b)	1,880,147
300,000	(0.15%), 05/31/2040(d)	308,625
225,000	Uruguay Government International Bond 4.38%, 01/23/2031	275,906
TOTAL FOREIGN GOVERNMENT BONDS AND NOTES — 42.43% (Cost $198,033,694)		$207,662,369
MORTGAGE-BACKED SECURITIES
Non-Agency — 2.75%
	BBCMS Mortgage Trust
	Series 2019-BWAY Class A
500,000	1.11%, 11/15/2034(b)(c) 1-mo. LIBOR + 0.96%	487,614
	Series 2020-C7 Class AS
650,000	2.44%, 04/15/2053	684,382
775,000	BX Commercial Mortgage Trust(b)(c) Series 2020-VKNG Class A 1.09%, 10/15/2037 1-mo. LIBOR + 0.93%	775,000
Principal Amount(a)		Fair Value
Non-Agency — (continued)
1,450,000	CAMB Commercial Mortgage Trust(b)(c) Series 2019-LIFE Class A 1.23%, 12/15/2037 1-mo. LIBOR + 1.07%	$ 1,452,980
425,000	CGDB Commercial Mortgage Trust(b)(c) Series 2019-MOB Class A 1.11%, 11/15/2036 1-mo. LIBOR + 0.95%	420,738
	CHC Commercial Mortgage Trust(b)(c)
	Series 2019-CHC Class A
672,100	1.28%, 06/15/2034 1-mo. LIBOR + 1.12%	644,755
	Series 2019-CHC Class B
298,711	1.66%, 06/15/2034 1-mo. LIBOR + 1.50%	284,105
	Commercial Mortgage Pass Through Certificates
	Series 2014-CR14 Class A4
365,000	4.24%, 02/10/2047(d)	400,983
	Series 2014-CR19 Class A5
500,000	3.80%, 08/10/2047	551,798
1,150,000	CX Commercial Mortgage Trust(b) Series 2020-CX Class A 2.17%, 11/10/2046	1,198,913
950,000	DBWF Mortgage Trust(b) Series 2016-85T Class A 3.79%, 12/10/2036	1,073,753
508,459	HPLY Trust(b)(c) Series 2019-HIT Class A 1.16%, 11/15/2036 1-mo. LIBOR + 1.00%	500,199
	Lanark Master Issuer PLC(b)(c)
	Series 2019-1A Class 1A1
696,667	1.03%, 12/22/2069 3-mo. LIBOR + 0.77%	698,571
	Series 2020-1A Class 2A
427,500	GBP, 0.62%, 12/22/2069 3-mo. SONIA + 0.57%	587,458
775,000	Morgan Stanley Capital I Trust Series 2019-L2 Class A3 3.81%, 03/15/2052	895,456
1,000,000	NYT Mortgage Trust(b)(c) Series 2019-NYT Class B 1.56%, 12/15/2035 1-mo. LIBOR + 1.40%	994,433
600,000	Permanent Master Issuer PLC(b)(c) Series 2019-1A Class 1A1 0.79%, 07/15/2058 3-mo. LIBOR + 0.55%	601,286
	Silverstone Master Issuer PLC(b)(c)
	Series 2019-1A Class 2A
382,800	GBP, 0.81%, 01/21/2070 3-mo. SONIA + 0.75%	528,847

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Principal Amount(a)		Fair Value
Non-Agency — (continued)
	Series 2020-1A Class 1A
475,000	GBP, 0.53%, 01/21/2070 3-mo. SONIA + 0.47%	$ 651,811
		13,433,082
U.S. Government Agency — 1.32%
	Federal Home Loan Mortgage Corp Multifamily Structured Pass Through Certificates
	Series K087 Class A2
125,000	3.77%, 12/25/2028	149,227
	Series K088 Class A2
575,000	3.69%, 01/25/2029	684,695
	Series K159 Class A2
375,000	3.95%, 11/25/2030(d)	461,012
	Series KC02 Class A2
325,000	3.37%, 07/25/2025	349,182
	Series KL3W Class AFLW
420,000	0.59%, 08/25/2025(c) 1-mo. LIBOR + 0.45%	422,494
23,079	Government National Mortgage Association(d) 3.97%, 07/20/2062	23,344
	Seasoned Credit Risk Transfer Trust
	Series 2017-4 Class M45T
277,982	4.50%, 06/25/2057	305,856
	Series 2018-4 Class M55D
421,331	4.00%, 03/25/2058	458,399
	Series 2019-1 Class MA
611,156	3.50%, 07/25/2058	663,964
	Series 2019-3 Class M55D
324,826	4.00%, 10/25/2058	359,013
	Series 2020-3 Class TTU
540,847	2.50%, 05/25/2060	564,331
	Seasoned Loans Structured Transaction Trust
	Series 2018-2 Class A1
456,933	3.50%, 11/25/2028	483,180
	Series 2019-1 Class A2
400,000	3.50%, 05/25/2029	441,988
	Series 2019-2 Class A1C
542,911	2.75%, 09/25/2029	571,139
	Series 2019-3 Class A2C
500,000	2.75%, 11/25/2029	533,327
		6,471,151
TOTAL MORTGAGE-BACKED SECURITIES — 4.07% (Cost $19,157,144)		$ 19,904,233
U.S. TREASURY BONDS AND NOTES
	United States Treasury Note/Bond
14,425,000	1.50%, 11/30/2021	14,605,313
10,499,800	2.50%, 01/15/2022	10,756,948
3,560,000	1.50%, 10/31/2024	3,730,630
Principal Amount(a)		Fair Value
U.S. Treasury Bonds and Notes — (continued)
17,700,000	0.38%, 04/30/2025	$ 17,761,535
4,250,000	2.88%, 05/31/2025	4,727,959
3,874,000	2.63%, 12/31/2025	4,307,252
2,100,000	1.63%, 02/15/2026	2,233,055
957,000	2.13%, 05/31/2026	1,044,476
2,100,000	1.63%, 10/31/2026	2,238,961
14,095,000	2.00%, 11/15/2026	15,336,571
11,800,000	1.13%, 02/28/2027	12,232,359
1,175,000	3.38%, 11/15/2048	1,647,203
TOTAL U.S. TREASURY BONDS AND NOTES — 18.52% (Cost $89,993,533)		$ 90,622,262
SHORT TERM INVESTMENTS
Foreign Government Bonds and Notes — 3.46%
	Japan Treasury Discount Bill
$135,000,000	JPY, (0.08%), 01/18/2021	1,307,496
288,350,000	JPY, (0.10%), 02/10/2021	2,792,918
501,100,000	JPY, (0.10%), 03/10/2021	4,853,950
301,800,000	JPY, (0.10%), 03/22/2021	2,923,496
58,500,000	JPY, (0.10%), 03/25/2021	566,685
6,900,000	JPY, (0.10%), 04/12/2021	66,844
79,900,000	JPY, (0.11%), 05/25/2021	774,150
305,450,000	JPY, (0.12%), 06/16/2021	2,959,770
	Letras de la Nacion Argentina con Ajuste por CER
1,892,400	ARS, (68.88%), 02/26/2021	14,713
13,156,744	ARS, (9.30%), 05/21/2021	94,786
7,308,884	ARS, (3.81%), 09/13/2021	52,133
3,281,648	Letras Del Tesoro En Pesos A Descuento ARS, 38.46%, 03/31/2021	20,783
994,140 (h)	Mexico Cetes MXN, 4.27%, 06/17/2021	489,831
		16,917,555
U.S. Treasury Bonds and Notes — 1.50%
	U.S. Treasury Bills
2,599,000	0.09%, 01/12/2021	2,598,929
3,550,000	0.11%, 01/14/2021(i)	3,549,863
1,200,000	United States Cash Management Bill 0.08%, 03/09/2021	1,199,819
		7,348,611
TOTAL SHORT TERM INVESTMENTS — 4.96% (Cost $24,011,105)		$ 24,266,166
TOTAL INVESTMENTS — 93.98% (Cost $440,271,714)		$459,928,181
OTHER ASSETS & LIABILITIES, NET — 6.02%		$ 29,451,090
TOTAL NET ASSETS — 100.00%		$489,379,271

See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
(a)	Amount is stated in U.S. dollars unless otherwise noted.
(b)	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended.
(c)	Adjustable rate security; interest rate is subject to change. Interest rate shown reflects the rate in effect at December 31, 2020.
(d)	Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(e)	Security has no contractual maturity date and pays an indefinite stream of interest.
(f)	Principal amount is stated in 1,000 Brazilian Real Units.
(g)	Principal amount of the security is adjusted for inflation.
(h)	Principal amount is stated in 100 Mexican Peso Units.
(i)	All or a portion of the security has been segregated to cover initial margin requirements on open futures contracts.
BADLARPP	Argentina Deposit Rate is the interest rate banks charge each other for short-term loans.
CPI	Consumer Price Index
LIBOR	London Interbank Offered Rate is the interest rate banks charge each other for short-term loans.
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate is the secured interbank overnight interest rate and reference rate established as an alternative to LIBOR.
SONIA	Sterling Overnight Interbank Average Rate is the effective overnight interest rate paid by banks for unsecured transactions in the British sterling market.
At December 31, 2020, the Fund held the following outstanding exchange traded futures contracts:
Description	Number of Contracts		Notional Amount	Expiration Date	Fair Value and Net Unrealized Appreciation/ (Depreciation)
Long
10 Year Commonwealth Treasury Bond Futures	101	AUD	9,996,980	March 2021	$ 29,614
Euro-10 Year Treasury Note Futures	60	EUR	10,071,600	March 2021	27,163
Euro-Btp Futures	144	EUR	21,889,440	March 2021	193,810
Euro-Bund Futures	53	EUR	9,414,920	March 2021	428
Japan 10 Year Bond Futures	41	JPY	6,228,720,000	March 2021	(47,654)
Long Gilt Futures	78	GBP	10,572,120	March 2021	157,801
U.S. 2 Year Treasury Note Futures	75	USD	16,573,242	March 2021	16,992
U.S. 5 Year Treasury Note Futures	24	USD	3,027,938	March 2021	6,938
U.S. Long Bond Futures	49	USD	8,486,188	March 2021	(20,925)
Short
Euro-Buxl 30 Year Bond Futures	4	EUR	900,960	March 2021	(4,698)
Euro-Schatz Futures	9	EUR	1,010,475	March 2021	771
U.S. 10 Year Treasury Note Futures	289	USD	39,904,578	March 2021	(47,474)
U.S. 10 Year Treasury Ultra Futures	42	USD	6,567,094	March 2021	(3,391)
U.S. Ultra Bond Futures	39	USD	8,328,938	March 2021	121,315
				Net Appreciation	$430,690
At December 31, 2020, the Fund held the following over-the-counter (OTC) forward foreign currency contracts:
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
BA	AUD	4,000,000	USD	3,035,436	January 29, 2021	$49,048
BA	DKK	2,230,000	USD	364,661	January 29, 2021	1,588
BA	EUR	2,775,000	USD	3,411,779	January 29, 2021	(19,499)
BA	PLN	14,680,000	USD	4,003,382	March 17, 2021	(69,514)
BA	USD	262,802	EUR	221,000	February 22, 2021	(7,487)
BB	CHF	2,695,000	USD	3,048,411	January 29, 2021	(1,590)
BB	CSK	84,870,000	USD	3,905,840	March 17, 2021	46,101
BB	EUR	5,250,000	USD	6,431,652	January 29, 2021	(13,824)
BB	JPY	4,062,063,611	USD	39,233,882	January 29, 2021	120,640
BB	USD	8,817,566	GBP	6,600,000	January 29, 2021	(210,372)
BB	USD	1,760,209	NOK	15,350,000	January 29, 2021	(30,135)
BB	USD	5,487,322	SGD	7,345,000	March 17, 2021	(70,573)
CIT	CNY	4,309,900	USD	659,386	January 19, 2021	81
CIT	INR	13,292,066	USD	179,114	March 15, 2021	1,334
CIT	INR	8,955,711	USD	119,367	June 16, 2021	785
CIT	JPY	160,538,975	AUD	2,118,549	February 26, 2021	(75,740)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
CIT	JPY	156,477,558	AUD	2,045,600	March 10, 2021	$(60,257)
CIT	JPY	205,050,000	USD	1,986,753	January 29, 2021	(165)
CIT	JPY	332,972,441	USD	3,199,120	April 30, 2021	30,366
CIT	USD	511,921	EUR	430,647	May 24, 2021	(15,846)
CIT	USD	993,430	MXN	21,471,000	January 13, 2021	(83,749)
CIT	USD	1,459,634	MXN	31,604,000	January 15, 2021	(125,501)
CIT	USD	1,068,612	MXN	23,370,000	March 08, 2021	(96,572)
CIT	USD	1,331,643	MXN	28,939,000	March 16, 2021	(109,824)
CIT	USD	1,272,347	MXN	28,653,000	March 11, 2021	17,655
CIT	USD	3,483,092	ZAR	52,507,711	March 17, 2021	(55,730)
DB	NOK	3,269,600	EUR	304,361	June 15, 2021	5,629
DB	NOK	4,998,500	EUR	469,908	June 16, 2021	4,990
DB	NOK	4,358,000	EUR	410,371	June 18, 2021	2,514
DB	NOK	3,276,800	EUR	304,360	September 15, 2021	4,695
DB	SEK	6,783,250	EUR	654,435	January 19, 2021	25,047
DB	SEK	3,677,666	EUR	360,913	February 16, 2021	6,573
DB	SEK	13,566,500	EUR	1,304,710	March 15, 2021	52,158
DB	SEK	6,783,250	EUR	653,782	April 16, 2021	24,186
DB	SEK	7,355,334	EUR	714,958	June 11, 2021	15,920
DB	SEK	2,296,600	EUR	223,426	June 15, 2021	4,656
DB	SEK	5,850,400	EUR	572,603	June 16, 2021	8,972
DB	SEK	2,299,300	EUR	223,428	September 15, 2021	4,328
GS	CHF	744,073	EUR	692,915	January 14, 2021	(4,809)
GS	EUR	690,055	CHF	744,073	January 14, 2021	3,121
GS	USD	3,011,118	CAD	3,828,207	January 29, 2021	4,102
HSB	CNY	4,666,610	USD	713,800	January 19, 2021	248
HSB	CNY	2,341,760	USD	356,899	March 16, 2021	743
HSB	CNY	2,355,400	USD	356,900	June 16, 2021	812
HSB	EUR	323,075	USD	396,694	January 29, 2021	(1,752)
HSB	INR	16,520,599	USD	223,197	February 16, 2021	1,910
HSB	INR	16,520,599	USD	222,581	March 15, 2021	1,697
HSB	INR	11,642,424	USD	155,212	June 16, 2021	985
HSB	JPY	173,893,429	AUD	2,257,506	March 11, 2021	(49,567)
HSB	JPY	115,954,410	AUD	1,510,000	March 17, 2021	(37,789)
HSB	JPY	91,465,350	USD	881,093	June 08, 2021	6,473
HSB	JPY	233,457,820	USD	2,248,679	June 15, 2021	16,965
HSB	USD	12,317,033	AUD	16,275,364	January 29, 2021	$(233,291)
HSB	USD	515,365	BRL	2,781,991	February 02, 2021	(20,053)
HSB	USD	1,692,993	MXN	34,190,000	March 23, 2021	(8,605)
HSB	USD	3,020,135	NZD	4,255,000	January 29, 2021	(41,095)
HSB	USD	846,833	SEK	7,085,000	January 29, 2021	(14,355)
JPM	CNY	4,672,320	USD	713,346	February 18, 2021	1,254
JPM	CNY	6,494,010	USD	989,922	March 15, 2021	1,930
JPM	GBP	2,300,000	USD	3,105,124	January 29, 2021	40,975
JPM	JPY	86,511,260	AUD	1,141,400	February 25, 2021	(40,870)
JPM	JPY	88,555,891	AUD	1,162,480	April 13, 2021	(35,350)
JPM	JPY	88,448,553	AUD	1,162,481	July 13, 2021	(34,767)
JPM	JPY	422,682,900	EUR	3,400,000	May 13, 2021	(69,644)
JPM	JPY	208,100,000	USD	1,979,313	February 12, 2021	37,100
JPM	JPY	47,800,000	USD	459,461	April 30, 2021	4,149
JPM	JPY	53,629,140	USD	516,484	June 08, 2021	3,925
JPM	JPY	410,122,934	USD	3,952,802	June 15, 2021	27,327
JPM	NOK	15,400,000	EUR	1,441,495	February 12, 2021	29,058
JPM	NOK	20,530,300	EUR	1,878,421	April 13, 2021	86,609
JPM	SEK	4,600,000	EUR	450,554	February 12, 2021	6,663
JPM	SEK	1,680,000	EUR	164,727	June 18, 2021	2,338
JPM	USD	2,406,627	EUR	2,028,974	February 23, 2021	(74,905)
JPM	USD	1,736,446	EUR	1,456,670	May 20, 2021	(48,580)
JPM	USD	2,411,385	EUR	2,028,974	May 24, 2021	(75,167)
JPM	USD	1,098,572	THB	33,000,000	March 17, 2021	(2,506)
MS	EUR	624,547	USD	762,867	January 29, 2021	607
MS	GBP	27,640,000	USD	37,191,243	January 29, 2021	616,666
MS	ILS	3,000,000	USD	924,694	March 17, 2021	10,344
MS	PLN	7,270,000	USD	1,981,828	March 17, 2021	(33,653)
MS	USD	23,219,184	EUR	18,982,095	January 29, 2021	14,647
MS	USD	956,330	EUR	802,250	May 27, 2021	(26,909)
MS	USD	1,768,265	MXN	35,354,689	March 17, 2021	7,440
UBS	CHF	4,573	EUR	4,269	February 09, 2021	(55)
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Counterparty	Currency Purchased	Quantity of Currency Purchased	Currency Sold	Quantity of Currency Sold	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
UBS	EUR	36,534,000	USD	44,538,234	January 29, 2021	$122,513
					Net Depreciation	$(422,233)
At December 31, 2020, the Fund held the following outstanding centrally cleared interest rate swaps:
Rate Received by the Fund	Rate Paid by the Fund	Notional Amount	Maturity Date	Net Unrealized Appreciation	Payment Frequency
0.73%	6-mo. GBP LIBOR	4,720,000	February 26, 2050	$272,645	Semi-Annual
Counterparty Abbreviations:
BA	Bank of America Corp
BB	Barclays Bank PLC
CIT	Citigroup Global Markets
DB	Deutsche Bank
GS	Goldman Sachs
HSB	HSBC Bank USA
JPM	JP Morgan Chase & Co
MS	Morgan Stanley & Co LLC
UBS	UBS AG
Currency Abbreviations
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
COP	Colombian Peso
CSK	Czechoslovak Koruna
DKK	Danish Krone
EUR	Euro Dollar
GBP	British Pound
GHC	Ghanaian Cedi
IDR	Indonesian Rupiah
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
MYR	Malaysian Dollar
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar
ZAR	South African Rand
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Schedule of Investments
As of December 31, 2020
Summary of Investments by Country as of December 31, 2020.
Country	Fair Value	Percentage of Fund Investments
United States	$191,708,198	41.68%
Japan	48,990,117	10.65
Germany	29,190,332	6.35
Mexico	17,004,971	3.70
Australia	14,961,064	3.25
France	14,444,032	3.14
Spain	13,413,780	2.92
Italy	9,671,802	2.10
Canada	9,478,520	2.06
Singapore	9,124,711	1.98
United Kingdom	8,723,464	1.90
Belgium	7,352,380	1.60
Netherlands	7,169,450	1.56
Cayman Islands	6,951,369	1.51
South Korea	6,700,380	1.46
Indonesia	5,790,063	1.26
Russia	5,786,251	1.26
Chile	5,009,333	1.09
Norway	4,384,106	0.95
Luxembourg	3,998,473	0.87
South Africa	3,374,660	0.73
India	3,327,709	0.72
Ireland	2,751,834	0.60
Malaysia	2,543,742	0.55
Ukraine	2,188,772	0.48
Thailand	1,983,694	0.43
Argentina	1,722,147	0.37
Colombia	1,687,463	0.37
Philippines	1,643,245	0.36
Egypt	1,637,103	0.36
Romania	1,595,989	0.35
Serbia	1,193,316	0.26
United Arab Emirates	1,078,043	0.23
Finland	986,380	0.22
Ivory Coast	985,742	0.21
Senegal	981,094	0.21
Dominican Republic	940,313	0.21
Ghana	921,992	0.20
Other	894,850	0.20
Israel	799,342	0.17
Qatar	794,408	0.17
Croatia	729,980	0.16
Denmark	722,626	0.16
Hungary	708,460	0.15
Poland	689,418	0.15
Togo	611,523	0.13
Brazil	591,495	0.13
Austria	477,450	0.10
Peru	411,191	0.09
Venezuela	369,619	0.08
Uruguay	275,906	0.06
Saudi Arabia	245,879	0.05
Kazakhstan	210,000	0.05
Total	$459,928,181	100.00%
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2020
Great-West Global Bond Fund
ASSETS:
Investments in securities, fair value(a)	$459,928,181
Cash	26,044,469
Cash denominated in foreign currencies, fair value(b)	2,261,095
Cash pledged on forward foreign currency contracts	1,389,705
Cash pledged on centrally cleared swaps	584,635
Variation margin on centrally cleared swaps	50,228
Interest receivable	2,912,323
Subscriptions receivable	40,893
Receivable for investments sold	570
Unrealized appreciation on forward foreign currency contracts	1,477,866
Total Assets	494,689,965
LIABILITIES:
Payable for director fees	5,258
Payable for investments purchased	1,394,519
Payable for other accrued fees	109,732
Payable for shareholder services fees	8,420
Payable to investment adviser	240,664
Redemptions payable	1,639,901
Unrealized depreciation on forward foreign currency contracts	1,900,099
Variation margin on futures contracts	10,638
Cash received on futures contracts	1,463
Total Liabilities	5,310,694
NET ASSETS	$489,379,271
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$5,279,140
Paid-in capital in excess of par	467,511,815
Undistributed/accumulated earnings	16,588,316
NET ASSETS	$489,379,271
NET ASSETS BY CLASS
Investor Class	$29,333,397
Institutional Class	$460,045,874
CAPITAL STOCK:
Authorized
Investor Class	35,000,000
Institutional Class	130,000,000
Issued and Outstanding
Investor Class	3,480,146
Institutional Class	49,311,256
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$8.43
Institutional Class	$9.33
(a) Cost of investments	$440,271,714
(b) Cost of cash denominated in foreign currencies	$2,244,081
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2020
Great-West Global Bond Fund
INVESTMENT INCOME:
Interest	$11,031,865
Income from securities lending	8,479
Foreign withholding tax	(221,618)
Total Income	10,818,726
EXPENSES:
Management fees	2,603,619
Shareholder services fees – Investor Class	111,894
Audit and tax fees	68,595
Custodian fees	182,140
Director's fees	20,142
Legal fees	6,017
Pricing fees	58,708
Registration fees	30,999
Shareholder report fees	2,124
Transfer agent fees	7,942
Other fees	3,206
Total Expenses	3,095,386
Less amount waived by investment adviser	29,302
Net Expenses	3,066,084
NET INVESTMENT INCOME	7,752,642
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments and foreign currency transactions	(8,710,872)
Net realized loss on credit default swaps	(283,101)
Net realized loss on interest rate swaps	(14,411,733)
Net realized gain on futures contracts	2,703,422
Net realized loss on written options	(24,621)
Net realized gain on purchased options	54,921
Net realized gain on forward foreign currency contracts	3,505,419
Net Realized Loss	(17,166,565)
Net change in unrealized appreciation on investments and foreign currency translations	22,681,463
Net change in unrealized depreciation on credit default swaps	(136,135)
Net change in unrealized appreciation on interest rate swaps	5,478,200
Net change in unrealized appreciation on futures contracts	414,192
Net change in unrealized appreciation on forward foreign currency contracts	3,074,957
Net change in unrealized depreciation on purchased options	(90,241)
Net change in unrealized appreciation on written options	33,529
Net Change in Unrealized Appreciation	31,455,965
Net Realized and Unrealized Gain	14,289,400
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,042,042
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2020 and December 31, 2019
Great-West Global Bond Fund	2020	2019
OPERATIONS:
Net investment income	$7,752,642	$13,375,703
Net realized gain (loss)	(17,166,565)	10,336,859
Net change in unrealized appreciation (depreciation)	31,455,965	(3,650,820)
Net Increase in Net Assets Resulting from Operations	22,042,042	20,061,742
DISTRIBUTIONS TO SHAREHOLDERS:
From return of capital
Investor Class	(89,249)	-
Institutional Class	(1,163,984)	-
From return of capital	(1,253,233)	0
From net investment income and net realized gains
Investor Class	(219,860)	(1,461,533)
Institutional Class	(4,698,770)	(17,484,232)
From net investment income and net realized gains	(4,918,630)	(18,945,765)
Total Distributions	(6,171,863)	(18,945,765)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	12,449,236	12,823,964
Institutional Class	128,351,810	102,070,351
Shares issued in reinvestment of distributions
Investor Class	309,109	1,461,533
Institutional Class	5,862,754	17,484,232
Shares redeemed
Investor Class	(22,851,953)	(17,783,352)
Institutional Class	(159,867,233)	(59,026,049)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(35,746,277)	57,030,679
Total Increase (Decrease) in Net Assets	(19,876,098)	58,146,656
NET ASSETS:
Beginning of year	509,255,369	451,108,713
End of year	$489,379,271	$509,255,369
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	1,530,362	1,554,510
Institutional Class	14,257,987	11,215,208
Shares issued in reinvestment of distributions
Investor Class	37,755	178,136
Institutional Class	647,916	1,929,023
Shares redeemed
Investor Class	(2,834,472)	(2,157,092)
Institutional Class	(18,206,698)	(6,466,229)
Net Increase (Decrease)	(4,567,150)	6,253,556
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From return of capital	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2020	$8.09	0.10	0.33	0.43	(0.02)	(0.07)	-	(0.09)	$8.43	5.33%
12/31/2019	$8.07	0.20	0.13	0.33	-	(0.31)	-	(0.31)	$8.09	4.07%
12/31/2018	$8.34	0.30	(0.32)	(0.02)	-	(0.22)	(0.03)	(0.25)	$8.07	(0.27%)
12/31/2017	$8.34	0.33	(0.17)	0.16	(0.16)	-	-	(0.16)	$8.34	1.95%
12/31/2016	$8.21	0.19	0.12	0.31	(0.07)	(0.11)	-	(0.18)	$8.34	2.97%
Institutional Class
12/31/2020	$8.95	0.16	0.35	0.51	(0.02)	(0.11)	-	(0.13)	$9.33	5.72%
12/31/2019	$8.91	0.25	0.14	0.39	-	(0.35)	-	(0.35)	$8.95	4.39%
12/31/2018	$9.20	0.35	(0.35)	0.00	-	(0.26)	(0.03)	(0.29)	$8.91	0.06%
12/31/2017	$9.16	0.40	(0.20)	0.20	(0.16)	-	-	(0.16)	$9.20	2.47%
12/31/2016	$8.98	0.24	0.13	0.37	(0.07)	(0.12)	-	(0.19)	$9.16	3.29%
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(d)
Supplemental Data and Ratios
Investor Class
12/31/2020	$ 29,333	1.10%	1.01%	1.25%	104%
12/31/2019	$ 38,388	1.07%	1.01%	2.46%	73%
12/31/2018	$ 41,754	1.12%	1.01%	3.60%	123%
12/31/2017	$ 47,461	1.22%	1.13%	3.88%	55%
12/31/2016	$ 54,085	1.30%	1.30%	2.32%	50%
Institutional Class
12/31/2020	$460,046	0.66%	0.66%	1.76%	104%
12/31/2019	$470,867	0.65%	0.65%	2.79%	73%
12/31/2018	$409,355	0.70%	0.66%	3.80%	123%
12/31/2017	$329,358	0.82%	0.78%	4.24%	55%
12/31/2016	$298,199	0.95%	0.95%	2.66%	50%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, the return shown would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Portfolio turnover is calculated at the Fund level.
See Notes to Financial Statements.

Annual Report - December 31, 2020

GREAT-WEST FUNDS, INC.
GREAT-WEST GLOBAL BOND FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-five funds. Interests in the Great-West Global Bond Fund (the Fund) are included herein. The investment objective of the Fund is to seek current income with capital appreciation and growth of income. The Fund is non-diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
The Fund offers two share classes, referred to as Investor Class and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods.
The outbreak of the novel strain of coronavirus, specifically identified as "COVID-19", has resulted in governments worldwide enacting emergency measures to combat the spread of the virus. These measures, which include the implementation of travel bans, self-imposed quarantine periods and social distancing, have caused material disruption to businesses globally resulting in an economic slowdown. Global equity markets have experienced significant volatility and weakness. Governments and central banks have reacted with significant monetary and fiscal interventions designed to stabilize economic conditions. The duration and impact of the COVID-19 outbreak is unknown at this time, as is the efficacy of the government and central bank interventions. It is not possible to reliably estimate the length and severity of these developments and the impact on the financial results and condition of the Fund in future periods.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.

Annual Report - December 31, 2020

Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.
Fixed income investments are valued using evaluated bid prices from approved pricing services when available and appropriate based on the conditions of the market. If a price cannot be located from either the primary or secondary sources, or if the market is determined to be illiquid or inactive, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
For derivatives that are traded on an exchange, the last sale price as of the close of business of the exchange will be used. For derivatives traded over-the-counter (OTC), independent pricing services will be utilized when possible. If a price cannot be located from the primary source, other appropriate sources, which may include the use of an internally developed valuation model, another external pricing vendor or sourcing a price from a broker, may be used.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Asset-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, and monthly payment information.
Corporate Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs also may include observations of equity and credit default swap curves related to issuer.
Foreign Government Bonds and Notes	Benchmark yields, executed trades, broker/dealer quotes, credit information, collateral attributes, issuer spreads, benchmark securities, treasury/swap maturity curves, issuer spread curves, evaluated bids, market corroborated inputs, offers and reference data including market research publications.
Mortgage-Backed Securities	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications. Inputs may also include new issue data, collateral performance, TBA prices, monthly payment information and third party real estate analysis.
U.S. Treasury Bonds and Notes	Benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, evaluated bids, offers and reference data including market research publications.
Short Term Investments	Maturity date, credit quality and interest rates.
Futures Contracts	Exchange traded close price.
Forward Foreign Currency Contracts	Foreign currency spot and forward rates.
Interest Rate Swaps	Interest rate curves, LIBOR curves, reported trades and swap curves.

Annual Report - December 31, 2020

The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2020, all of the Fund’s investments are valued using Level 2 inputs, except for Futures Contracts, which are valued using Level 1 inputs. More information regarding the sector classifications, as applicable, are included in the Schedule of Investments.
Foreign Currency Translations and Transactions
The accounting records of the Fund are maintained in U.S. dollars. Investment securities, and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.
The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss.
Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Fund and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. These gains and losses are included in net realized gain or loss and change in net unrealized appreciation or depreciation on the Statement of Operations.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on a specific lot selection. Interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

Annual Report - December 31, 2020

The tax character of distributions paid during the years ended December 31, 2020 and 2019 were as follows:
	2020	2019
Ordinary income	$4,918,630	$18,945,765
Return of capital	1,253,233	-
	$6,171,863	$18,945,765
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments, market discount adjustments, and foreign currency reclassifications.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2020, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	—
Capital loss carryforwards	(2,169,317)
Post-October losses	(1,530,048)
Net unrealized appreciation	20,257,381
Tax composition of capital	$16,558,016
At December 31, 2020, the Fund had capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. During the year ended December 31, 2020, the Fund did not utilize any capital loss carryforwards. Details of the capital loss carryforwards as of December 31, 2020, were as follows:
No Expiration	$(2,169,317)
Total	(2,169,317)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2020 were as follows:
Federal tax cost of investments	$439,951,902
Gross unrealized appreciation on investments	29,844,508
Gross unrealized depreciation on investments	(9,587,127)
Net unrealized appreciation on investments	$20,257,381
Application of Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued ASU No. 2020-04, “Facilitation of the Effects of Reference Rate Reform on Financial Reporting (Topic 848)” (ASU No. 2020-04). ASU No. 2020-04 provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates scheduled to begin at the end of 2021. The temporary relief provided is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. The Fund is evaluating the impact, if any, of ASU No. 2020-04 on the financial statements.
2.  DERIVATIVE FINANCIAL INSTRUMENTS
The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including credit default swaps, interest rate swaps, futures contracts, forward foreign currency contracts, purchased options and written options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates.

Annual Report - December 31, 2020

In pursuit of the Fund's investment objectives, the Fund may seek to use derivatives to increase or decrease its exposure to the following market risks:
Credit Risk - The risk that an issuer may default on its obligations to pay principal and/or interest. A security’s value may be affected by changes in its credit quality rating or its issuer’s financial conditions.
Foreign Exchange Risk - The risk that adverse fluctuations in exchange rates between the U.S. Dollar and other currencies may cause the Fund to lose money on investments denominated in foreign currencies.
Interest Rate Risk - The risk that market value of a fixed income security is affected significantly by changes in interest rates. When interest rates rise, the security’s market value declines and when interest rates decline, market values rise. The longer a security’s maturity, the greater the risk and the higher its yield. Conversely, the shorter a security’s maturity, the lower the risk and the lower its yield.
The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received, if any. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
The Fund is subject to enforceable master netting agreements, or netting arrangements, with certain counterparties. These agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying offsetting mechanisms and collateral posting arrangements, if any, at pre-arranged exposure levels. Collateral or margin requirements, if any, are set by the broker or exchange clearing house for exchanged traded derivatives while collateral terms are contract specific for OTC traded derivatives.
Derivative counterparty credit risk is managed through an evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, if any, events of default, or early termination. OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.
For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.
Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged on and cash received on, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
Options
The Fund may buy and sell put and call options, or write put and call options to increase, decrease, or change the level or types of exposure to market risk factors. When an option is purchased, the Fund is entitled to buy and sell a specified number of shares or units of a particular security, currency, or index at a specified price at a specified date or within a specified period

Annual Report - December 31, 2020

of time. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price. Options can be an over-the-counter transaction or maybe executed on a registered exchange and cleared through a clearing-house associated with the exchange. The use of options may involve risks such as the Fund paying a premium without the option being exercised, or that the clearinghouse will fail to perform its obligations. The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contact. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.
Purchased options, if any, are reported in the Schedule of Investments. Written options, if any, are disclosed in a table following the Schedule of Investments. Upon purchasing a put or call option for a premium, the premium paid is recorded as an investment and its value is marked-to-market daily. When the Fund writes an option, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the option written. When options expire, exercised or closed, the realized gain or loss is included on the Statement of Operations. The Fund held an average market value of $2,053,846 and $1,576,923 in purchased options and written options, respectively, for the reporting period. As of December 31, 2020, there were no purchased or written options held.
Futures Contracts
The Fund uses futures contracts to capitalize on expected changes in the shape of the yield curve and to control overall interest rate exposure. A futures contract is an agreement between two parties to buy or sell a specified underlying investment for a fixed price at a specified future date. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the contracts and the underlying securities that comprise the index, or that the clearinghouse will fail to perform its obligations.
Futures contracts are reported in a table following the Schedule of Investments. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Receipts or payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. This is recorded as variation margin on futures contracts on the Statement of Assets and Liabilities. When the Fund enters into a closing transaction, it will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract at the time it was opened or purchased and its value at the time it was closed, and is reflected in net realized gain or loss on the Statement of Operations. The Fund held an average of 216 futures contracts, net of both long and short positions, for the reporting period.
Forward Foreign Currency Contracts
The Fund enters into OTC forward foreign currency contracts (forward contracts) primarily to capture potential returns from changes in currency exchange rates or to reduce the risk of undesired currency exposure. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate.
Forward contracts are reported in a table following the Schedule of Investments. The unrealized appreciation or depreciation is reported on the Statement of Assets and Liabilities and on the Statement of Operations within the net change in unrealized appreciation or depreciation. Upon the closing of such contract the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars is recorded as net realized gain or loss on the Statement of Operations. The Fund held an average foreign currency contracts amount of $257,169,812 in forward contracts for the reporting period.
Credit Default Swaps
The Fund enters into credit default swap contracts to gain exposure on individual names and/or baskets of securities. A credit default swap is an agreement between the Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a particular issuer. One party, acting as a protection buyer, makes periodic payments to the other party, a protection seller, in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative

Annual Report - December 31, 2020

credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds. Credit default swaps may also be structured based on the debt of a basket of issuers, rather than a single issuer, and may be customized with respect to the number of defaults event that triggers purchase or other factors (for example, the Nth default within a basket, or defaults by a particular combination of issuers within the basket, may trigger a payment obligation). These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed on a registered exchange (centrally cleared credit default swaps).
Credit default swaps, if any, are reported in a table following the Schedule of Investments. For centrally cleared credit default swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared credit default swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Any upfront premiums paid or received upon entering into a swap are capitalized and amortized to income ratably over the term of the swap. Upfront premiums are disclosed as upfront premiums paid/received in a table following the Schedule of Investments. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within variation margin on the Statement of Assets and Liabilities. Upon the termination of swap contracts, the net gain or loss is recorded as net realized gain or loss on credit default swaps on the Statement of Operations.
Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. The Fund held an average notional amount of $6,306,923 in credit default swaps for the reporting period. As of December 31, 2020, there were no credit default swaps held.
Interest Rate Swaps
The Fund enters into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Typically, one is based on an interest rate fixed to maturity while the other is based on an interest rate that changes in accordance with changes in a designated benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified notional amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps).
For centrally cleared interest rate swaps, required initial margin deposits of cash or securities are pledged by the Fund. Subsequent payments, known as variation margin, are made or received by the Fund, depending on fluctuations in the value of the centrally cleared interest rate swaps. Such variation margin is accounted for as a payable or receivable on the Statement of Assets and Liabilities and settled daily until the contract is closed, at which time the gains or losses are realized. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as realized gain or loss on the Statement of Operations.
The Fund has entered into interest rate swaps in which it either pays or receives a fixed interest rate and pays or receives a floating interest rate. Barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap. The Fund held an average notional amount of $25,877,385 in interest rate swaps for the reporting period. Interest rate swaps are reported in a table following the Schedule of Investments.

Annual Report - December 31, 2020

Derivative Financial Instruments Categorized by Risk Exposure
Valuation of derivative investments as of December 31, 2020 is as follows:
	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts (swaps)	Net unrealized appreciation on interest rate swaps	$ 272,645(a)
Interest rate contracts (futures contracts)	Net unrealized appreciation on futures contracts	$ 554,832(a)	Net unrealized depreciation on futures contracts	$(124,142)(a)
Foreign exchange contracts (forwards)	Unrealized appreciation on forward foreign currency contracts	$1,477,866	Unrealized depreciation on forward foreign currency contracts	$(1,900,099)
(a)Includes cumulative appreciation of interest rate contracts as reported in the Fund’s Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative investments for the year ended December 31, 2020 is as follows:
	Net Realized Gain (Loss)		Net Change in Unrealized Gain (Loss)
Risk Exposure	Statement of Operations Location		Statement of Operations Location
Interest rate contracts (futures contracts)	Net realized gain on futures contracts	$ 2,703,422	Net change in unrealized appreciation on futures contracts	$414,192
Credit contracts (swaps)	Net realized loss on credit default swaps	$ (283,101)	Net change in unrealized depreciation on credit default swaps	$(136,135)
Interest rate contracts (swaps)	Net realized loss on interest rate swaps	$(14,411,733)	Net change in unrealized appreciation on interest rate swaps	$5,478,200
Foreign exchange contracts (forwards)	Net realized gain on forward foreign currency contracts	$ 3,505,419	Net change in unrealized appreciation on forward foreign currency contracts	$3,074,957
Interest rate contracts (purchased options)	Net realized gain on purchased options	$ 54,921	Net change in unrealized depreciation on purchased options	$(90,241)
Interest rate contracts (written options)	Net realized loss on written options	$ (24,621)	Net change in unrealized appreciation on written options	$ 33,529
Concentration of Risk
The Fund may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Annual Report - December 31, 2020

3.  OFFSETTING ASSETS AND LIABILITIES
The Fund enters into derivative transactions with several approved counterparties. Certain transactions are effected under agreements which include master netting arrangements which provide for the netting of payment obligations and/or netting in situations of counterparty default. The following table summarizes the Fund's financial investments that are subject to an enforceable master netting arrangement at December 31, 2020.
Investments:	Gross Amount Presented in the Statement of Assets and Liabilities(a)	Financial Investments Available for Offset	Financial Investments Collateral Received	Cash Collateral Pledged (Received)(b)	Net Amount
Derivative Assets (forward contracts)	$ 1,477,866	$(604,231)	$—	$ —	$873,635
Derivative Liabilities (forward contracts)	$(1,900,099)	$ 604,231	$—	$1,389,705	$ —
(a) OTC derivatives are reported gross on the Statement of Assets and Liabilities. Variation margin related to futures contracts and centrally cleared swaps are excluded from these reported amounts.
(b) Reported collateral within this table is limited to the net outstanding amount due from an individual counterparty. The collateral pledged (received) by the Fund may exceed these reported amounts.

4.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (GWCM) (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). As compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.58% of the Fund’s average daily net assets up to $1 billion dollars, 0.53% of the Fund’s average daily net assets over $1 billion dollars and 0.48% of the Fund’s average daily net assets over $2 billion dollars. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement.
The Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.66% of the Fund's average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the "Expense Limit"). The agreement's current term ends on April 30, 2021 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
The Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years following the particular waiver/reimbursement, provided the total annual operating expenses of each Class of the Fund plus such recoupment do not exceed the lesser of the Expense Limit that was in place at the time of the waiver/reimbursement or the Expense Limit in place at the time of recoupment. At December 31, 2020, the amounts subject to recoupment were as follows:
Expires December 31, 2021	Expires December 31, 2022	Expires December 31, 2023	Recoupment of Past Reimbursed Fees by the Adviser
$188,556	$25,162	$29,302	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Franklin Advisers, Inc and Mellon Investments Corp. The Adviser is responsible for compensating the Sub-Advisers for their services.
Effective April 29, 2020, Great-West Funds entered into a shareholder services agreement with Empower Retirement, LLC (Empower), an affiliate of GWCM and subsidiary of GWL&A. Pursuant to the shareholder services agreement, Empower provides various recordkeeping, administrative and shareholder services to shareholders and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of the applicable share class. Prior to April 29, 2020, GWL&A provided the Shareholder Services pursuant to an agreement between Great-West Funds and GWL&A.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.

Annual Report - December 31, 2020

Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-five funds for which they serve as directors was $1,041,000 for the fiscal year ended December 31, 2020.
5.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2020, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $252,571,869 and $263,539,439, respectively. For the same period, the aggregate cost of purchases and proceeds from sales of long-term U.S. Government securities were $164,515,435 and $136,379,101, respectively.
6.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income, after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. The Fund had no securities on loan as of December 31, 2020.
7.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
8.  SUBSEQUENT EVENTS
Management has reviewed all events subsequent to December 31, 2020, including the estimates inherent in the process of preparing these financial statements through the date the financial statements were issued. No subsequent events requiring adjustments or disclosures have occurred.

Annual Report - December 31, 2020

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Global Bond Fund (the “Fund”), one of the funds of Great-West Funds, Inc., as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2021
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
The Fund intends to pass through foreign tax credits of $0 and has derived gross income from sources within foreign countries amounting to $0.
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2020, 0% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 77	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; and former Director, Guaranty Bancorp	55	N/A
James A. Hillary*** 8515 East Orchard Road, Greenwood Village, CO 80111 57	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC (“ICAP”); Member, Fios Partners LLC, Fios Holdings LLC; Sole Member, Fios Companies LLC, Resolute Capital Asset Partners; Manager, Applejack Holdings, LLC; and Manager and Member, Prestige Land Holdings, LLC	55	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 61	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Regional Center Task Force; Counseling and Education Center; and former Director, Grand Junction Housing Authority	55	N/A
Steven A. Lake***** 8515 East Orchard Road, Greenwood Village, CO 80111 66	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; and Executive Member, Sage Enterprise Holdings, LLC	55	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 77	Independent Director	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; and former Director, Guaranty Bancorp	55	N/A
Interested Directors******
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower Retirement, LLC ("Empower"); Chairman, President & Chief Executive Officer, Great-West Capital Management, LLC ("GWCM"); formerly, Vice President, Great-West Funds Investment Products and Advised Assets Group, LLC ("AAG")	55	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Jonathan D. Kreider 8515 East Orchard Road, Greenwood Village, CO 80111 37	Director, President & Chief Executive Officer	Since 2020	Senior Vice President, Head of Great-West Investments, Empower; Chairman, President & Chief Executive Officer, GWCM; formerly, Vice President, Great-West Funds Investment Products and AAG	55	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 64	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 46	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Corporate & Investments, Empower; Associate General Counsel & Associate Secretary, Great-West Life & Annuity Insurance Company ("GWL&A"); Secretary, Audit Committee, Great-West Life & Annuity Insurance Company of New York ("GWL&A of NY"); Vice President, Counsel & Secretary, AAG, GWCM, and GWFS Equities, Inc.	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 53	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Accounting & Global Middle Office, Empower; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Adam J. Kavan 8515 East Orchard Road, Greenwood Village, CO 80111 34	Senior Counsel & Assistant Secretary	Since 2019	Senior Counsel, Corporate & Investments, Empower; Senior Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 53	Assistant Treasurer	Since 2007	Director, Investment Operations, Empower; Assistant Treasurer, GWCM; Director and Assistant Treasurer, GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 45	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, Empower; Assistant Treasurer, GWCM; Assistant Vice President & Assistant Treasurer, GWTC	N/A	N/A
* A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) is referred to as an “Independent Director.”

** Each Director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. The remaining Independent Directors determined that Ms. Klapper and Mr. McConahey should continue on the Board until at least May 1, 2021. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
*** Mr. Hillary is the Founder, Chairman and Chief Executive Officer of ICAP and sole member of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC has a prime brokerage and institutional trading relationship with ICAP and is the clearing agent and custodian for Resolute Capital Asset Partners Fund I L.P., the general partner of Resolute Capital Asset Partners, LLC. Goldman Sachs & Co. LLC is the parent company of Goldman Sachs Asset Management, LP, the Sub-Adviser of the Great-West Mid Cap Value and Great-West Inflation-Protected Securities Funds. ICAP was previously a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of both Franklin Advisers, Inc., a Sub-Adviser of the Great-West Global Bond Fund, and Franklin Templeton Institutional, LLC, a Sub-Adviser of the Great-West International Growth Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hillary receives no special treatment due to the relationship.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a Sub-Adviser of the Great-West International Growth and Great-West Large Cap Growth Funds. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, a Sub-Adviser of the Great-West International Value Fund, (ii) a mutual fund advised by Virtus Investment Advisers, Inc., an affiliate of Newfleet Asset Management, LLC, a Sub-Adviser of the Great-West Multi-Sector Bond Fund, and (iii) a mutual fund advised by Lazard Asset Management LLC, a Sub-Adviser of the Great-West Emerging Markets Equity Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
***** Mr. Lake has personal investments in a mutual fund sub-advised by T. Rowe Price Associates, Inc., a Sub-Adviser of the Great-West Large Cap Value and Great-West T. Rowe Price Mid Cap Growth Funds. Mr. Lake receives no special treatment due to his ownership of such mutual fund.
****** An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the 1940 Act) by virtue of their affiliation with GWCM.
There are no arrangements or understandings between any Director or officer and any other person(s) pursuant to which s/he was elected as Director or officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-PORT. Previously, Great-West Funds filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds’ Forms N-PORT and N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 831-7129, and of the Securities and Exchange Commission’s website at http://www.sec.gov.
Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Funds' Liquidity Risk Management Program
The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 under the Investment Company Act. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions, its short and long-term cash flow projections, and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the designation of the Great-West Capital Management, LLC (the “Adviser”) Liquidity Risk Management Committee as the administrator of the liquidity risk management program. The Liquidity Risk Management Committee includes representatives from the Adviser’s Risk, Trading, Investment Valuation, and Regulatory Compliance departments and is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding, among other things, the program’s operation, adequacy and effectiveness. The Liquidity Risk Management Committee reassessed each Fund’s liquidity risk profile, considering additional data gathered through May 2020 and the adequacy and effectiveness of the liquidity risk management program’s operations since its inception in December 2018 (the “covered period”) in order to prepare a written report to the Board of Directors for review at its meeting held on June 11, 2020. The report stated that:
(i) the program performed well during the covered period and meets the needs and profile of the Funds,
(ii) the Funds benefit from the stability of their shareholder base,
(iii) the selection of two vendors to supply liquidity measurement products has proven to be extremely helpful,
(iv) no changes were proposed to the program as of the date of the report, and
(v) no Fund approached the internal triggers set by the Liquidity Risk Management Committee or the regulatory percentage limitation (15%) on holdings in illiquid investments.
The report also stated that it continues to be appropriate to not set a “highly liquid investment minimum” for any Funds because the Funds primarily hold “highly liquid investments” and reviewed the changes to the program since inception.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $1,122,930 for fiscal year 2019 and $1,026,559 for fiscal year 2020.
(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2019 and $60,000 for fiscal year 2020. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2019 and $0 for fiscal year 2020.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2019 equaled $1,556,795 and for fiscal year 2020 equaled $2,132,450.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.

3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. DISCLOSURE OF LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
(a)  Not applicable.
ITEM 13. EXHIBITS.
(a)   (1) Code of Ethics required by Item 2 of Form N-CSR is incorporated by reference to registrant's Form N-CSRs filed on February 27, 2020 (File No. 2-75503) .
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(4) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Jonathan D. Kreider

Jonathan D. Kreider
President & Chief Executive Officer
Date:February 23, 2021
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2021